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                                                       hours per response: 5.0
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

Investment Company Act file number  811-2352
                                  -----------------------------------------

                        Hatteras Income Securities, Inc.
    ----------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                           One Bank of America Plaza
                                 NC1-002-33-31
                                  Charlotte NC                28255
    ----------------------------------------------------------------------
            (Address of principal executive offices)        (Zip code)

                           Corporation Trust Company
                            Corporation Trust Center
                               1209 Orange Street
                              Wilmington, DE 19801
    ----------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  704-388-4353
                                                   -----------------------

Date of fiscal year end:  December 31
                        ---------------------------

Date of reporting period:  December 31, 2003
                         --------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

                                              (HATTERAS INCOME SECURITIES, INC.)

                                                                   ANNUAL REPORT
                                                                 TO SHAREHOLDERS

                                                               DECEMBER 31, 2003

          NOT                                                MAY LOSE VALUE
          FDIC-
          INSURED                                            NO BANK GUARANTEE

SHARES OF THE COMPANY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, BANK OF AMERICA, N.A. ("BANK OF AMERICA") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE COMPANY INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

AFFILIATES OF BANK OF AMERICA PROVIDE INVESTMENT ADVISORY AND OTHER SERVICES TO THE COMPANY, FOR WHICH THEY ARE COMPENSATED.

HATTERAS INCOME SECURITIES, INC.

DEAR SHAREHOLDER:

We are pleased to present the Hatteras Income Securities, Inc. (the "Company") annual report to shareholders for the year ended December 31, 2003.

INVESTMENT OBJECTIVE

The Company is a closed-end investment company registered under the Investment Company Act of 1940, as amended, and its shares are traded on the New York Stock Exchange under the symbol "HAT." The Company's investment objective is to seek high monthly income consistent with prudent investment risk.

PERFORMANCE UPDATE*

For the year ended December 31, 2003, the Company distributed net investment income of $0.78 per share. In December, the monthly dividend rate was $0.065 per share, which equates to an annualized yield of 5.88%, based on the year-end closing market price of $13.27 per share.

The net asset value of the Company's shares on December 31, 2003 was $14.81 per share. Based on net asset value at the end of the period, the Company's shares posted a twelve-month total return of 6.51%.

MARKET ENVIRONMENT

Although geopolitical concerns and questions about the strength of the recovery clouded the markets early in the year, evidence of the economy's strength grew throughout 2003. Three powerful forces -- fiscal policy, monetary policy and a weak dollar -- converged to stimulate the U.S. economic recovery. The U.S. Federal Reserve Board (the Fed) lowered the overnight lending rate 13 times in the current cycle, finally pushing its target Federal Funds rate to the lowest level in 45 years. At the same time, federal spending and reductions in federal tax rates prompted consumer and business spending. By year-end, a rebound in capital spending, rebuilding of depleted inventories, and pickup in exports combined to energize the manufacturing sector. Indeed, the Institute for Supply Management reported that manufacturing activity reached its highest level in two decades during December.

2003 witnessed the dazzling resurgence of equity markets after three consecutive years of losses. All of the broad equity market averages rose. The Dow Jones Industrial Average(1) returned 28.28% to recapture almost 70% of the losses suffered since the market peaked in 2000, and the more volatile NASDAQ Composite Index(2) rewarded risk-tolerant investors by posting a total return of 50.77%. Seven of the 10 economic sectors in the Standard & Poor's 500 Composite Stock Price Index(3) gained more than 20%, led by information

(1) The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends and capital gains. The average is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2) The NASDAQ Composite Index covers 4,500 stocks traded over the counter. It is an unmanaged value-weighted index calculated on price change only and does not include dividend income. It is not an industry-neutral index; it is disproportionately technology-heavy.

(3) Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

* THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NOT AN INDICATION OF FUTURE RESULTS.

technology with a 47% return. Even the beleaguered telecommunication services sector managed to eke out a 3% return by year-end.

The strengthening economy had an equally dramatic effect on bond markets. With interest rates and inflation still at historically low levels, fixed-income investors were unambiguous in their response to improvements in the U.S. economy. Long-term corporate bonds outperformed U.S. treasury securities by a wide margin as improving corporate profits and lower default rates drove credit premiums down.

Investment results in fixed income markets seemed to repudiate the skepticism and wariness that characterized bond markets just one year earlier. After leading the U.S. fixed-income market in 2002, the 10-year U.S. Treasury bond posted a total return of only 1.25% last year, while its yield rose 43 basis points to 4.25%. Intermediate-maturity U.S. Treasury bonds performed only slightly better, advancing 2.29% over the same period. Within the high-quality spread sectors, a similar theme emerged. Triple A-rated commercial mortgage-backed securities registered the highest duration-adjusted returns, significantly outpacing other agency securities.

Without question, however, it was the nonstop surge in the high-yield market that most clearly described the shift in market sentiment. Every sector in the high-yield market registered double-digit gains in 2003. Non-investment grade or high-yield corporate bonds that have the greatest price sensitivity to corporate strength were the top-performing bonds among all U.S.-based issuers in 2003. High-yield bonds returned 28.97% for the year, while investment-grade corporate bonds with a credit rating of Baa returned 11.81% in the same period.(4)

MARKET OUTLOOK

We remain very encouraged about the investment environment in 2004. While it would be naive to expect a repeat of the stellar returns in equity and high-yield markets this year, the steady stream of positive news about the economy makes a compelling argument for investor optimism.

We believe the combination of low interest rates, tax cuts and a weaker dollar that restarted the U.S. economic engine has created significant momentum for growth in 2004. In general, we expect modest increases in interest rates to accompany GDP growth of 4.0% to 5.0% for the year. Importantly, despite continued strong profit trends, the combination of productivity gains made by corporate America and intense competitive pressures have kept inflation in check. As the economy continues to gain strength, we believe the labor market should also improve, which in turn could set off advances in personal income and additional consumer spending to further strengthen the investment environment.

If, as we expect, the Fed begins to tighten lending rates near the middle of the year, longer-duration U.S. Treasury bonds should continue to underperform short-duration Treasuries and corporate bonds in 2004. We do not believe, however, that modest increases in interest rates would derail economic momentum. If anything, given the Fed's patience and its stated preference to accommodate growth,

(4) The high-yield and investment grade sector returns are represented by the Lehman Brothers High Yield Bond Index and the Baa section of the Lehman U.S. Government/Credit Index, respectively. Both indices are unmanaged and unavailable for investment.

* THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NOT AN INDICATION OF FUTURE RESULTS.

moderate tightening could be interpreted as a reflection of the policymakers' confidence in the sustainability of the economic expansion.

We thank you for your continued support.

Sincerely,

/s/ WILLIAM P. CARMICHAEL
WILLIAM P. CARMICHAEL
CHAIRMAN OF THE BOARD OF DIRECTORS
HATTERAS INCOME SECURITIES, INC.

/s/ H. KEITH WINN
H. KEITH WINN
PRESIDENT
BANC OF AMERICA CAPITAL MANAGEMENT, LLC

December 31, 2003

Hatteras Income Securities, Inc.

  STATEMENT OF NET ASSETS                                  DECEMBER 31, 2003


                                                                           MOODY'S    S&P
PRINCIPAL                                                                      RATINGS         MARKET
  AMOUNT                                                                     (UNAUDITED)       VALUE
--------------------------------------------------------------------------------------------------------
             ASSET-BACKED SECURITIES -- 6.0%
             ASSET-BACKED -- AUTO LOANS -- 4.7%
$  250,000   Americredit Automobile Receivables Trust,
               Series 2001-B, Class A4,
               5.370% 06/12/08...........................................  Aaa       AAA    $    257,045
   216,000   Bank One Auto Securitization Trust,
               Series 2003-1, Class A3,
               1.829% 09/20/07...........................................  Aaa       AAA         214,663
   340,000   Capital Auto Receivables Asset Trust
               Series 2002-3, Class A2A,
               3.050% 09/15/05...........................................  Aaa       AAA         344,134
    52,266   Ford Credit Auto Owner Trust,
               Series 2002-C, Class A4,
               3.790% 09/15/06...........................................  Aaa       AAA          53,591
   173,000   Ford Credit Auto Owner Trust,
               Series 2003-A, Class A4A,
               2.700% 06/15/07...........................................  Aaa       AAA         174,238
    61,265   Honda Auto Receivables Owner Trust,
               Series 2002-3, Class A3,
               3.000% 05/18/06...........................................  Aaa       AAA          61,885
   499,000   Household Automotive Trust,
               Series 2003-2, Class A3,
               2.310% 04/17/08...........................................  Aaa       AAA         498,692
   199,000   Nissan Auto Receivables Owner Trust,
               Series 2003-C, Class A4,
               2.700% 12/17/07...........................................  Aaa       AAA         199,874
   544,000   Volkswagen Auto Loan Enhanced Trust,
               Series 2003-2, Class A3,
               2.270% 10/22/07#..........................................  Aaa       AAA         544,789
                                                                                            ------------
                                                                                               2,348,911
                                                                                            ------------
             ASSET-BACKED -- CREDIT CARD RECEIVABLES -- 1.3%
    79,779   American Express Credit Account Master Trust,
               Series 2003-4, Class A,
               1.690% 01/15/09...........................................  Aaa       AAA          78,267
   397,000   Citibank Credit Card Issuance Trust
               Series 2003-A5, Class A5,
               2.500% 04/07/08#..........................................  Aaa       AAA         397,645
    62,080   Discover Card Master Trust I,
               Series 2002-4, Class A,
               1.220% 04/15/08...........................................  Aaa       AAA          62,103
    75,000   Discover Card Master Trust I,
               Series 2001-6, Class A,
               5.750% 12/15/08...........................................  Aaa       AAA          80,794

                       SEE NOTES TO FINANCIAL STATEMENTS.
 4

Hatteras Income Securities, Inc.

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2003


                                                                           MOODY'S    S&P
PRINCIPAL                                                                      RATINGS         MARKET
  AMOUNT                                                                     (UNAUDITED)       VALUE
--------------------------------------------------------------------------------------------------------
             ASSET-BACKED -- CREDIT CARD RECEIVABLES -- (CONTINUED)
$   10,463   MBNA Master Credit Card Trust,
               Series 1999-G, Class A,
               6.350% 12/15/06...........................................  Aaa       AAA    $     10,748
                                                                                            ------------
                                                                                                 629,557
                                                                                            ------------
             TOTAL ASSET-BACKED SECURITIES
               (Cost $2,975,145)..........................................................     2,978,468
                                                                                            ------------
             CORPORATE BONDS AND NOTES -- 54.6%
             AEROSPACE AND DEFENSE -- 0.4%
     7,000   Boeing Company,
               5.125% 02/15/13...........................................  A2        A             7,032
     7,000   General Dynamics Corporation,
               4.500% 08/15/10...........................................  A2        A             7,154
    32,000   Goodrich (BF) Company,
               7.625% 12/15/12...........................................  Baa3      BBB-         36,971
    75,000   Northrop Grumman Corporation,
               7.125% 02/15/11...........................................  Baa3      BBB-         86,744
    45,000   Raytheon Company,
               5.375% 04/01/13...........................................  Baa3      BBB-         45,077
                                                                                            ------------
                                                                                                 182,978
                                                                                            ------------
             AUTOMOTIVE -- 2.4%
   182,000   American Axle & Manufacturing, Inc.,
               9.750% 03/01/09...........................................  Ba2       BB-         192,465
   153,000   DaimlerChrysler NA Holdings Corporation,
               4.050% 06/04/08...........................................  A3        BBB+        151,958
    83,000   Delphi Automotive Systems Corporation,
               6.125% 05/01/04...........................................  Baa2      BBB          84,213
   154,000   Ford Motor Company,
               7.450% 07/16/31#..........................................  Baa1      BBB         155,620
             Ford Motor Credit Company:
    40,000     5.800% 01/12/09...........................................  A3        BBB          41,194
    69,000     7.375% 10/28/09...........................................  A3        BBB          75,773
    54,000     7.375% 02/01/11...........................................  A3        BBB          58,857
             General Motors Acceptance Corporation:
    87,000     6.150% 04/05/07...........................................  A3        BBB          93,243
    57,000     6.875% 09/15/11...........................................  A3        BBB          61,396
    72,000     8.000% 11/01/31...........................................  A3        BBB          80,854
   185,000   General Motors Corporation,
               8.250% 07/15/23...........................................  Baa1      BBB         210,051
                                                                                            ------------
                                                                                               1,205,624
                                                                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Hatteras Income Securities, Inc.

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2003


                                                                           MOODY'S    S&P
PRINCIPAL                                                                      RATINGS         MARKET
  AMOUNT                                                                     (UNAUDITED)       VALUE
--------------------------------------------------------------------------------------------------------
             BEVERAGES -- 0.4%
$   59,000   Anheuser Busch Inc.,
               5.950% 01/15/33...........................................  A3        A      $     60,571
   125,000   Cadbury Schweppes plc,
               5.125% 10/01/13@..........................................  Baa2      BBB         124,186
                                                                                            ------------
                                                                                                 184,757
                                                                                            ------------
             BROADCASTING AND CABLE -- 2.9%
             AOL Time Warner Inc.:
    36,000     6.150% 05/01/07...........................................  Baa1      BBB+         39,169
    50,000     6.875% 05/01/12...........................................  Baa1      BBB+         56,266
   116,000     7.625% 04/15/31#..........................................  Baa1      BBB+        133,837
             Clear Channel Communications, Inc.:
    37,000     6.000% 11/01/06...........................................  Baa3      BBB-         39,993
    38,000     5.000% 03/15/12...........................................  Baa3      BBB-         38,137
   144,000   Comcast Cable Communications, Inc.,
               7.125% 06/15/13...........................................  Baa3      BBB         163,973
             Cox Communications Inc.:
    70,000     7.750% 11/01/10#..........................................  Baa2      BBB          83,388
    43,000     5.500% 10/01/15...........................................  Baa2      BBB          43,254
    25,000   Cox Enterprises, Inc.,
               4.375% 05/01/08@..........................................  Baa1      BBB          25,397
             Echostar DBS Corporation:
   257,000     10.375% 10/01/07#.........................................  Ba3       BB-         281,736
   172,000     9.375% 02/01/09#..........................................  Ba3       BB-         180,815
    72,000   General Cable Corporation,
               9.500% 11/05/10@..........................................  B2        B            77,040
   136,000   Liberty Media Corporation,
               3.500% 09/25/06...........................................  Baa3      BBB-        136,680
    22,000   Time Warner Inc.,
               8.110% 08/15/06...........................................  Baa1      BBB+         24,905
             Viacom Inc.:
    39,000     5.625% 05/01/07...........................................  A3        A-           42,166
    22,000     6.625% 05/15/11...........................................  A3        A-           24,975
    15,000     7.875% 07/30/30...........................................  A3        A-           18,659
    45,000   Walt Disney Company,
               5.500% 12/29/06...........................................  Baa1      BBB+         48,255
                                                                                            ------------
                                                                                               1,458,645
                                                                                            ------------
             CHEMICALS -- 2.2%
             Dow Chemical Company:
    25,000     6.125% 02/01/11...........................................  A3        A            26,900
    37,000     7.375% 11/01/29...........................................  A3        A            41,372
             Eastman Chemical Company:
    24,000     3.250% 06/15/08...........................................  Baa2      BBB          22,972
    52,000     6.300% 11/15/18...........................................  Baa2      BBB          52,798

                       SEE NOTES TO FINANCIAL STATEMENTS.
 6

Hatteras Income Securities, Inc.

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2003


                                                                           MOODY'S    S&P
PRINCIPAL                                                                      RATINGS         MARKET
  AMOUNT                                                                     (UNAUDITED)       VALUE
--------------------------------------------------------------------------------------------------------
             CHEMICALS -- (CONTINUED)
$  109,000   Equistar Chemical Company,
               10.625% 05/01/11..........................................  B1        BB     $    120,445
   103,000   Georgia Gulf Corporation,
               7.125% 12/15/13@..........................................  B1        BB-         107,120
   193,000   Lyondell Chemical Company,
               Series B,
               9.875% 05/01/07#..........................................  Ba3       BB          203,615
    11,000   Monsanto Company,
               4.000% 05/15/08...........................................  Baa1      A            11,013
   308,000   Nalco Company,
               7.750% 11/15/11@..........................................  B2        B           329,560
   110,000   PolyOne Corporation,
               10.625% 05/15/10..........................................  B2        BB-         110,000
             Praxair, Inc.:
    34,000     4.750% 07/15/07...........................................  A3        BBB+         35,815
    51,000     6.500% 03/01/08...........................................  A3        BBB+         56,669
                                                                                            ------------
                                                                                               1,118,279
                                                                                            ------------
             COMMERCIAL BANKING -- 5.1%
    80,000   Amsouth Bank N.A.,
               4.850% 04/01/13...........................................  A2        A-           79,436
   220,000   Bank One Corporation,
               6.000% 08/01/08#..........................................  Aa3       A           241,547
   135,000   Chase Manhattan Corporation,
               7.250% 06/01/07...........................................  A2        A           153,110
             Citigroup Inc.:
   210,000     7.250% 10/01/10#..........................................  Aa2       A+          244,768
    57,000     6.000% 02/21/12...........................................  Aa1       AA-          62,287
    38,000   City National Corporation,
               5.125% 02/15/13...........................................  Baa1      BBB          37,579
    59,000   FleetBoston Financial Corporation,
               7.250% 09/15/05...........................................  A1        A            64,157
    82,000   Golden West Financial Corporation,
               4.750% 10/01/12...........................................  A1        A+           82,066
    45,000   Key Bank NA,
               7.000% 02/01/11...........................................  A2        A-           51,374
    88,000   Mellon Funding Corporation,
               6.700% 03/01/08...........................................  A2        A            98,767
   139,000   National City Bank,
               4.625% 05/01/13...........................................  A1        A           135,853
   157,000   PNC Funding Corporation,
               5.750% 08/01/06...........................................  A2        A-          168,557

                       SEE NOTES TO FINANCIAL STATEMENTS.

Hatteras Income Securities, Inc.

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2003


                                                                           MOODY'S    S&P
PRINCIPAL                                                                      RATINGS         MARKET
  AMOUNT                                                                     (UNAUDITED)       VALUE
--------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKING -- (CONTINUED)
$  101,000   Popular North America Inc.,
               Series E,
               6.125% 10/15/06...........................................  A3        BBB+   $    109,785
    49,000   Regions Financial Corporation,
               7.750% 09/15/24...........................................  A2        A-           59,198
    30,000   SouthTrust Bank NA,
               4.750% 03/01/13...........................................  A2        A-           29,503
    44,000   The Bank of New York Company, Inc.,
               3.900% 09/01/07...........................................  Aa3       A            45,197
   150,000   Union Planters Corporation,
               4.375% 12/01/10...........................................  A2        BBB         149,384
    84,000   U.S. Bank NA,
               2.850% 11/15/06...........................................  Aa2       AA-          84,406
   130,000   U.S. Bank NA, Minnesota,
               6.375% 08/01/11...........................................  Aa3       A+          144,946
   175,000   Wachovia Corporation,
               4.950% 11/01/06...........................................  Aa3       A           185,801
             Washington Mutual Inc.:
    40,000     2.400% 11/03/05...........................................  A3        BBB+         40,101
   125,000     5.625% 1/15/07............................................  A3        BBB+        134,720
   131,000   Wells Fargo Financial, Inc.,
               4.875% 06/12/07...........................................  Aa2       A+          139,047
                                                                                            ------------
                                                                                               2,541,589
                                                                                            ------------
             COMMERCIAL SERVICES -- 2.3%
   550,000   Allied Waste North America,
               7.875% 01/01/09#..........................................  Ba3       BB-         573,375
             Browning-Ferris Industries, Inc.,
   112,000     7.875% 03/15/05...........................................  Ba3       BB-         117,040
   270,000   Coinmach Corporation,
               9.000% 02/01/10#..........................................  B2        B           292,950
   121,000   Waste Management, Inc.,
               7.375% 08/01/10...........................................  Ba1       BBB         139,819
                                                                                            ------------
                                                                                               1,123,184
                                                                                            ------------
             COMPUTERS AND OFFICE EQUIPMENT -- 0.9%
    15,000   Electric Data Systems Corporation,
               6.000% 08/01/13...........................................  Baa3      BBB          14,740
   128,000   Hewlett-Packard Company,
               5.750% 12/15/06...........................................  A3        A-          138,573
             International Business Machines Corporation:
    67,000     4.875% 10/01/06...........................................  A1        A+           71,197
    49,000     6.500% 01/15/28...........................................  A1        A+           53,415
    13,000     5.875% 11/29/32...........................................  A1        A+           13,080

                       SEE NOTES TO FINANCIAL STATEMENTS.
 8

Hatteras Income Securities, Inc.

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2003


                                                                           MOODY'S    S&P
PRINCIPAL                                                                      RATINGS         MARKET
  AMOUNT                                                                     (UNAUDITED)       VALUE
--------------------------------------------------------------------------------------------------------
             COMPUTERS AND OFFICE EQUIPMENT -- (CONTINUED)
$   70,000   Pitney Bowes Inc.,
               4.625% 10/01/12...........................................  Aa3       NA     $     69,722
             Unisys Corporation:
    22,000     8.125% 06/01/06...........................................  Ba1       BB+          23,760
    78,000     7.875% 04/01/08...........................................  Ba1       BB+          80,828
                                                                                            ------------
                                                                                                 465,315
                                                                                            ------------
             CONGLOMERATES -- 0.1%
    45,000   General Electric Company,
               5.000% 02/01/13...........................................  Aaa       AAA          45,510
                                                                                            ------------
             CONSTRUCTION -- 3.2%
   139,000   Atrium Companies, Inc,
               10.500% 05/01/09@.........................................  B3        B-          148,730
   175,000   D.R. Horton Inc.,
               10.500% 04/01/05#.........................................  Ba1       BB          189,875
   100,000   Kaufman & Broad Home Corporation,
               7.750% 10/15/04...........................................  Ba2       BB+         102,500
    36,000   Nortek, Inc.,
               Series B,
               8.875% 08/01/08...........................................  B1        B+           37,665
   204,000   Ryland Group, Inc.,
               8.000% 08/15/06#..........................................  Ba2       BB+         222,360
             Standard Pacific Corporation:
   166,000     6.500% 10/01/08#..........................................  Ba2       BB          170,980
   174,000     9.250% 04/15/12#..........................................  Ba3       B+          194,010
   218,000   Tech Olympic USA, Inc.,
               10.375% 07/01/12#.........................................  B2        B-          244,160
   283,000   Toll Corporation,
               8.125% 02/01/09#..........................................  Ba2       BB+         293,613
                                                                                            ------------
                                                                                               1,603,893
                                                                                            ------------
             CONSUMER CREDIT AND MORTGAGES -- 0.7%
             American Express Credit Corporation:
    28,000     5.500% 09/12/06...........................................  A1        A+           30,131
    68,000     3.000% 05/16/08...........................................  Aa3       A+           66,550
    42,000   American General Finance Corporation,
               2.750% 06/15/08...........................................  A1        A+           40,432
   198,000   Countrywide Home Loans, Inc.,
               5.500% 08/01/06#..........................................  A3        A           211,496
                                                                                            ------------
                                                                                                 348,609
                                                                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Hatteras Income Securities, Inc.

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2003


                                                                           MOODY'S    S&P
PRINCIPAL                                                                      RATINGS         MARKET
  AMOUNT                                                                     (UNAUDITED)       VALUE
--------------------------------------------------------------------------------------------------------
             DEPARTMENT AND DISCOUNT STORES -- 0.7%
$   10,000   Kohl's Corporation,
               6.000% 01/15/33...........................................  A3        A-     $     10,027
             Target Corporation:
    63,000     5.400% 10/01/08...........................................  A2        A+           67,785
    43,000     5.375% 06/15/09...........................................  A2        A+           46,089
    49,000     5.875% 03/01/12...........................................  A2        A+           53,181
             Wal-Mart Stores, Inc.:
   116,000     4.375% 07/12/07...........................................  Aa2       AA          121,674
    53,000     4.550% 05/01/13...........................................  Aa2       AA           52,350
                                                                                            ------------
                                                                                                 351,106
                                                                                            ------------
             DIVERSIFIED ELECTRONICS -- 0.4%
    87,000   Fairchild Semiconductor International, Inc.,
               10.500% 02/01/09..........................................  B2        B            97,005
   121,000   First Data Corporation,
               4.700% 08/01/13#..........................................  A1        A+          119,504
                                                                                            ------------
                                                                                                 216,509
                                                                                            ------------
             DIVERSIFIED MANUFACTURING -- 0.4%
   206,000   Fastentech Inc.,
               11.500% 05/01/11@.........................................  B3        B-          222,738
                                                                                            ------------
             ELECTRIC POWER -- NON NUCLEAR -- 3.0%
   136,000   AES Corporation,
               9.375% 09/15/10...........................................  B3        B-          150,790
    93,000   American Electric Power Company, Inc.,
               5.250% 06/01/15...........................................  Baa3      BBB          91,330
   160,000   CenterPoint Energy Resources Corporation,
               7.875% 04/01/13@..........................................  Ba1       BBB         181,136
    88,000   Cinergy Corporation,
               6.250% 09/01/04...........................................  Baa2      BBB          90,270
    69,000   Consolidated Edison Company of New York,
               Series 2000-C,
               6.625% 12/15/05...........................................  A1        A            74,726
    23,000   Duquesne Light Company,
               6.700% 04/15/12...........................................  Baa1      BBB+         25,616
   237,000   Edison International Inc.,
               6.875% 09/15/04...........................................  Ba2       BB+         243,518
    11,000   New York State Electric & Gas Corporation,
               5.750% 05/01/23...........................................  Baa2      BBB          10,466
    14,000   Ohio Edison Corporation,
               4.000% 05/01/08@..........................................  Baa2      BBB-         13,691
    99,000   Pepco Holdings, Inc.,
               3.750% 02/15/06...........................................  Baa1      BBB         100,862

                       SEE NOTES TO FINANCIAL STATEMENTS.
 10

Hatteras Income Securities, Inc.

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2003


                                                                           MOODY'S    S&P
PRINCIPAL                                                                      RATINGS         MARKET
  AMOUNT                                                                     (UNAUDITED)       VALUE
--------------------------------------------------------------------------------------------------------
             ELECTRIC POWER -- NON NUCLEAR -- (CONTINUED)
$  138,000   Progress Energy, Inc.,
               6.050% 04/15/07#..........................................  Baa2      BBB    $    148,150
    26,000   PSE&G Power LLC,
               5.500% 12/01/15...........................................  Baa1      BBB          26,037
    35,000   Public Service Electric and Gas Company,
               Series C,
               4.000% 11/01/08...........................................  A3        A-           35,325
   132,000   TXU Energy Company,
               7.000% 03/15/13#..........................................  Baa2      BBB         145,992
             Westar Energy, Inc.:
    47,000     7.875% 05/01/07...........................................  Ba1       BBB-         52,523
    94,000     9.750% 05/01/07...........................................  Ba1       BBB-        106,808
                                                                                            ------------
                                                                                               1,497,240
                                                                                            ------------
             ELECTRIC POWER -- NUCLEAR -- 1.1%
    35,000   Appalachian Power Company,
               3.600% 05/15/08...........................................  Baa2      BBB          34,620
    41,000   Dominion Resources, Inc.,
               5.000% 03/15/13...........................................  Baa1      BBB+         40,809
    37,000   FirstEnergy Corporation,
               7.375% 11/15/31...........................................  Baa2      BBB-         37,850
    53,000   First Energy Corporation,
               Series B,
               6.450% 11/15/11...........................................  Baa2      BBB-         54,932
    41,000   Southern Power Company,
               6.250% 07/15/12...........................................  Baa1      BBB+         44,301
    37,000   TransAlta Corporation,
               5.750% 12/15/13...........................................  Baa2      BBB-         37,185
   304,000   West Penn Power Company,
               6.375% 06/01/04#..........................................  Ba1       B           305,520
                                                                                            ------------
                                                                                                 555,217
                                                                                            ------------
             ENERGY -- MISCELLANEOUS -- 0.2%
    72,000   NiSource Finance Corporation,
               5.400% 07/15/14...........................................  Baa3      BBB          72,900
    34,000   Southern California Gas Company,
               Series HH,
               5.450% 04/15/18...........................................  A1        B-           34,699
                                                                                            ------------
                                                                                                 107,599
                                                                                            ------------
             FINANCE -- MISCELLANEOUS -- 6.6%
    79,000   Associates Corporation of North America,
               6.950% 11/01/18#..........................................  Aa1       AA-          90,786
    53,000   CIT Group Inc.,
               7.375% 04/02/07...........................................  A2        A            59,863

                       SEE NOTES TO FINANCIAL STATEMENTS.

Hatteras Income Securities, Inc.

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2003


                                                                           MOODY'S    S&P
PRINCIPAL                                                                      RATINGS         MARKET
  AMOUNT                                                                     (UNAUDITED)       VALUE
--------------------------------------------------------------------------------------------------------
             FINANCE -- MISCELLANEOUS -- (CONTINUED)
             General Electric Capital Corporation:
$   26,000     4.250% 01/15/08...........................................  Aaa       AAA    $     26,889
   219,000     6.750% 03/15/32...........................................  Aaa       AAA         242,459
             Household Finance Corporation:
    74,000     7.200% 07/15/06...........................................  A1        A            82,303
    91,000     5.875% 02/01/09...........................................  A1        A            98,822
    38,000     6.375% 11/27/12...........................................  A1        A            41,688
    43,000     7.350% 11/27/32...........................................  A1        A            50,386
    33,000   International Lease Finance Corporation,
               4.500% 05/01/08...........................................  A1        AA-          34,078
   225,445   Midland Funding II,
               Series A,
               11.750% 07/23/05#.........................................  Ba3       BB-         243,480
             National Rural Utilities Cooperative Finance Corporation:
    49,000     3.250% 10/01/07...........................................  A1        A+           48,868
    56,000     5.750% 08/28/09...........................................  A1        A+           60,679
    46,000     8.000% 03/01/32...........................................  A1        A+           57,293
   102,000   Salt Holdings Corporation, Inc.,
               12.000% 06/01/13@.........................................  NA        B-           70,380
 2,000,000   TRAC-X N.A.,
               8.000% 03/25/09@..........................................  B3        NA        2,087,500
                                                                                            ------------
                                                                                               3,295,474
                                                                                            ------------
             FOOD AND DRUG STORES -- 0.4%
   121,000   Fred Meyer, Inc.,
               7.450% 03/01/08...........................................  Baa3      BBB         137,811
             The Kroger Company:
    26,000     7.375% 03/01/05...........................................  Baa3      BBB          27,546
    14,000     6.800% 04/01/11...........................................  Baa3      BBB          15,669
    16,000     6.750% 04/15/12...........................................  Baa3      BBB          17,728
                                                                                            ------------
                                                                                                 198,754
                                                                                            ------------
             FOOD PRODUCTS -- 0.1%
    34,000   United Agri Products,
               8.250% 12/15/11@..........................................  B3        B            34,935
                                                                                            ------------
             HEALTH SERVICES -- 0.3%
             Wellpoint Health Networks Inc.:
   105,000     6.375% 06/15/06...........................................  Baa1      A-          114,484
    47,000     6.375% 01/15/12...........................................  Baa1      A-           51,750
                                                                                            ------------
                                                                                                 166,234
                                                                                            ------------
             HEAVY MACHINERY -- 0.6%
    66,000   Caterpillar Financial Services Corporation,
               Series F,
               2.350% 09/15/06...........................................  A2        A            65,654

                       SEE NOTES TO FINANCIAL STATEMENTS.
 12

Hatteras Income Securities, Inc.

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2003


                                                                           MOODY'S    S&P
PRINCIPAL                                                                      RATINGS         MARKET
  AMOUNT                                                                     (UNAUDITED)       VALUE
--------------------------------------------------------------------------------------------------------
             HEAVY MACHINERY -- (CONTINUED)
$   86,000   John Deere Capital Corporation,
               Series D,
               3.125% 12/15/05...........................................  A3        A-     $     87,699
   137,000   Terex Corporation,
               7.375% 01/15/14@..........................................  B3        B           140,083
                                                                                            ------------
                                                                                                 293,436
                                                                                            ------------
             HOUSEHOLD PRODUCTS -- 0.2%
    21,000   Elizabeth Arden, Inc.,
               Series B,
               11.750% 02/01/11..........................................  B2        B            24,990
    40,000   Fortune Brands, Inc.,
               2.875% 12/01/06...........................................  A2        A            40,248
    42,000   Proctor & Gamble Company,
               4.750% 06/15/07...........................................  Aa3       AA-          44,461
                                                                                            ------------
                                                                                                 109,699
                                                                                            ------------
             HOUSING AND FURNISHING -- 0.1%
    16,000   Norcraft LP,
               9.000% 11/01/11@..........................................  B3        B-           17,280
    36,000   Simmons Company,
               7.875% 01/15/14@..........................................  Caa1      B-           36,180
                                                                                            ------------
                                                                                                  53,460
                                                                                            ------------
             INSURANCE -- 1.0%
    20,000   Marsh & McLennan Companies, Inc.,
               5.875% 08/01/33...........................................  A2        AA-          19,499
    45,000   MassMutual Global Funding II,
               2.550% 07/15/08@..........................................  Aa1       AAA          43,038
             Metlife, Inc.:
    27,000     5.375% 12/15/12...........................................  A2        A            27,802
    39,000     6.500% 12/15/32...........................................  A2        A            41,354
    16,000   Nationwide Financial Services, Inc.,
               5.900% 07/01/12...........................................  A3        A-           16,699
    88,000   Principal Life Global,
               6.250% 02/15/12@..........................................  Aa3       AA           95,850
    29,000   Progressive Corporation,
               6.250% 12/01/32...........................................  A2        A+           30,274
   133,000   Prudential Funding LLC,
               6.600% 05/15/08@..........................................  A2        A+          148,054

                       SEE NOTES TO FINANCIAL STATEMENTS.

Hatteras Income Securities, Inc.

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2003


                                                                           MOODY'S    S&P
PRINCIPAL                                                                      RATINGS         MARKET
  AMOUNT                                                                     (UNAUDITED)       VALUE
--------------------------------------------------------------------------------------------------------
             INSURANCE -- (CONTINUED)
             The Hartford Financial Service Group, Inc.:
$   30,000     2.375% 06/01/06...........................................  A3        A-     $     29,850
    23,000     4.625% 07/15/13@..........................................  A3        A-           22,133
    25,000   Unitrin, Inc.,
               4.875% 11/01/10...........................................  A3        BBB+         25,228
                                                                                            ------------
                                                                                                 499,781
                                                                                            ------------
             INTEGRATED OIL -- 1.8%
    85,000   BP Capital Markets plc,
               2.750% 12/29/06...........................................  Aa1       AA+          85,133
             Coastal Corporation:
   249,000     6.200% 05/15/04#..........................................  Caa1      B-          250,245
   265,000     7.750% 06/15/10#..........................................  Caa1      B-          250,094
             Conoco Funding Company:
    70,000     5.450% 10/15/06...........................................  A3        A-           75,103
    96,000     6.350% 10/15/11...........................................  A3        A-          107,631
   133,000   USX Corporation,
               6.650% 02/01/06...........................................  Baa1      BBB+        144,008
                                                                                            ------------
                                                                                                 912,214
                                                                                            ------------
             INVESTMENT SERVICES -- 2.8%
             Bear Stearns Company Inc.:
    41,000     6.500% 05/01/06...........................................  A1        A            44,691
   115,000     5.700% 01/15/07...........................................  A1        A           124,712
    10,000     4.500% 10/28/10...........................................  A1        A            10,059
             Credit Suisse First Boston, USA Inc.:
    16,000     5.875% 08/01/06...........................................  Aa3       A+           17,271
    68,000     6.125% 11/15/11...........................................  Aa3       A+           74,034
             Goldman Sachs and Company:
    21,000     4.125% 01/15/08...........................................  Aa3       A+           21,531
    98,000     6.875% 01/15/11...........................................  Aa3       A+          111,290
   117,000     6.600% 01/15/12...........................................  Aa3       A+          130,751
    11,000     5.700% 09/01/12...........................................  Aa3       A+           11,560
             Lehman Brothers Holdings Inc.:
   136,000     4.000% 01/22/08...........................................  A2        A           138,712
    76,000     7.000% 02/01/08...........................................  A2        A            85,837
    29,000     7.875% 08/15/10...........................................  A2        A            34,735
             Merrill Lynch & Company, Inc.:
    60,000     2.070% 06/12/06...........................................  Aa3       A+           59,650
    54,000     3.700% 04/21/08...........................................  Aa3       A+           54,353
   100,000     6.000% 02/17/09...........................................  Aa3       A+          109,931
             Morgan Stanley:
   160,000     6.750% 04/15/11...........................................  Aa3       A+          181,027
    96,000     6.600% 04/01/12...........................................  Aa3       A+          107,217
    16,000     5.300% 03/01/13...........................................  Aa3       A+           16,344

                       SEE NOTES TO FINANCIAL STATEMENTS.
 14

Hatteras Income Securities, Inc.

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2003


                                                                           MOODY'S    S&P
PRINCIPAL                                                                      RATINGS         MARKET
  AMOUNT                                                                     (UNAUDITED)       VALUE
--------------------------------------------------------------------------------------------------------
             INVESTMENT SERVICES -- (CONTINUED)
$   51,000   Salomon Smith Barney Holdings Inc.,
               6.500% 02/15/08...........................................  Aa1       AA-    $     56,728
                                                                                            ------------
                                                                                               1,390,433
                                                                                            ------------
             LODGING AND RECREATION -- 0.6%
   156,000   Horseshoe Gaming Holding Corporation,
               Series B,
               8.625% 05/15/09...........................................  B2        B+          164,775
   123,000   Station Casinos, Inc.,
               8.875% 12/01/08...........................................  B2        B+          127,305
                                                                                            ------------
                                                                                                 292,080
                                                                                            ------------
             MEDICAL DEVICES AND SUPPLIES -- 0.4%
             Bristol-Meyers Squibb Company:
    36,000     5.250% 08/15/13...........................................  A1        AA-          37,122
    37,000     4.750% 10/01/06...........................................  A1        AA-          39,126
    53,000   Cardinal Health Inc.,
               6.750% 02/15/11...........................................  A2        A            60,547
    65,000   Universal Hospital Services Inc.,
               10.125% 11/01/11@.........................................  B3        B-           68,250
                                                                                            ------------
                                                                                                 205,045
                                                                                            ------------
             METALS AND MINING -- 0.8%
    67,000   Alcoa Inc.,
               7.375% 08/01/10#..........................................  A2        A            78,539
    80,000   Compass Minerals Group Inc.,
               10.000% 08/15/11..........................................  B3        B            89,600
   231,000   Ryerson Tull, Inc.,
               9.125% 07/15/06...........................................  B1        B           229,845
                                                                                            ------------
                                                                                                 397,984
                                                                                            ------------
             NATURAL GAS PIPELINES -- 2.2%
             Aquila, Inc.:
   430,000     7.000% 07/15/04#..........................................  Caa1      B           430,000
   163,000     6.875% 10/01/04#..........................................  Caa1      B           163,000
    70,000   Consolidated Natural Gas Company,
               Series B,
               5.370% 11/01/06...........................................  A3        BBB+         75,041
    66,000   Gemstone Investors Ltd.,
               7.710% 10/31/04@..........................................  Caa1      B-           66,660
   147,000   KN Energy, Inc.,
               6.650% 03/01/05#..........................................  Baa2      BBB         155,251

                       SEE NOTES TO FINANCIAL STATEMENTS.

Hatteras Income Securities, Inc.

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2003


                                                                           MOODY'S    S&P
PRINCIPAL                                                                      RATINGS         MARKET
  AMOUNT                                                                     (UNAUDITED)       VALUE
--------------------------------------------------------------------------------------------------------
             NATURAL GAS PIPELINES -- (CONTINUED)
$   82,000   Teppco Partners, L.P.,
               7.625% 02/15/12...........................................  Baa3      BBB    $     94,486
    83,000   The Williams Companies, Inc.,
               8.625% 06/01/10...........................................  B3        B+           93,168
                                                                                            ------------
                                                                                               1,077,606
                                                                                            ------------
             OIL REFINING AND MARKETING -- 0.2%
    58,000   Valero Energy Corporation,
               6.875% 04/15/12...........................................  Baa3      BBB          64,183
                                                                                            ------------
             OILFIELD SERVICES -- 1.2%
   160,000   Comstock Resources, Inc.,
               11.250% 05/01/07#.........................................  B2        B-          172,000
   130,000   Pioneer Natural Resources Company,
               6.500% 01/15/08...........................................  Ba1       BB+         140,715
   156,000   Pride International, Inc.,
               9.375% 05/01/07...........................................  Ba2       BB          160,680
   113,000   XTO Energy, Inc.,
               7.500% 04/15/12...........................................  Ba2       BB          127,690
                                                                                            ------------
                                                                                                 601,085
                                                                                            ------------
             PACKAGING AND CONTAINERS -- 1.1%
   100,000   Constar International Inc.,
               11.000% 12/01/12..........................................  Caa1      B            84,500
             Owens-Illinois, Inc.:
   337,000     7.150% 05/15/05#..........................................  B3        B+          348,374
   100,000     8.875% 02/15/09#..........................................  B2        BB          109,625
                                                                                            ------------
                                                                                                 542,499
                                                                                            ------------
             PAPER AND FOREST PRODUCTS -- 2.3%
   157,000   Georgia-Pacific Corporation,
               7.375% 07/15/08...........................................  Ba2       BB+         168,775
    86,000   FiberMark, Inc.,
               10.750% 04/15/11..........................................  B2        B+           53,320
             International Paper Corporation:
    50,000     4.250% 01/15/09...........................................  Baa2      BBB          50,205
    40,000     5.850% 10/30/12...........................................  Baa2      BBB          41,673
    46,000     7.350% 11/01/25...........................................  Baa2      BBB          50,979
             Louisiana-Pacific Corporation:
    87,000     8.500% 8/15/05............................................  Ba1       BB-          93,960
   484,000     10.875% 11/15/08#.........................................  Ba2       B+          575,960
             MeadWestvaco Corporation:
    34,000     6.850% 04/01/12...........................................  Baa2      BBB          37,399
    60,000     8.200% 01/15/30...........................................  Baa2      BBB          70,345
                                                                                            ------------
                                                                                               1,142,616
                                                                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 16

Hatteras Income Securities, Inc.

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2003


                                                                           MOODY'S    S&P
PRINCIPAL                                                                      RATINGS         MARKET
  AMOUNT                                                                     (UNAUDITED)       VALUE
--------------------------------------------------------------------------------------------------------
             PHARMACEUTICALS -- 0.1%
$   46,000   Pharmacia Corporation,
               6.600% 12/01/28...........................................  A1        AAA    $     51,800
                                                                                            ------------
             PUBLISHING AND ADVERTISING -- 0.5%
    48,000   Gannett Company, Inc.,
               6.375% 04/01/12...........................................  A2        A            53,573
    45,000   Knight-Ridder, Inc.,
               7.125% 06/01/11...........................................  A2        A            52,070
             News America Holdings:
     3,000     9.250% 02/01/13...........................................  Baa3      BBB-          3,870
     6,000     6.550% 03/15/33...........................................  Baa3      BBB-          6,233
    93,000     8.150% 10/17/36...........................................  Baa3      BBB-        114,587
                                                                                            ------------
                                                                                                 230,333
                                                                                            ------------
             RAILROADS, TRUCKING AND SHIPPING -- 0.5%
    79,000   Burlington Northern Santa Fe Corporation,
               6.750% 07/15/11#..........................................  Baa2      BBB+         89,554
   153,000   FedEx Corporation,
               6.625% 02/12/04#..........................................  Baa2      BBB         153,773
                                                                                            ------------
                                                                                                 243,327
                                                                                            ------------
             REAL ESTATE -- 0.2%
    64,000   EOP Operating LP,
               7.000% 07/15/11#..........................................  Baa1      BBB+         72,218
    11,000   ERP Operating LP,
               5.200% 04/01/13...........................................  Baa1      BBB+         11,069
                                                                                            ------------
                                                                                                  83,287
                                                                                            ------------
             REAL ESTATE INVESTMENT TRUST (REITS) -- 0.4%
   115,000   Camden Property Trust,
               5.375% 12/15/13...........................................  Baa2      BBB         115,692
    75,000   Health Care Property Investors, Inc.,
               6.450% 06/25/12...........................................  Baa2      BBB+         81,332
                                                                                            ------------
                                                                                                 197,024
                                                                                            ------------
             STEEL -- 0.9%
   178,000   Jorgensen Earle M. Company,
               9.750% 06/01/12#..........................................  B2        B-          197,580
   174,000   Oregon Steel Mills, Inc.,
               10.000% 07/15/09#.........................................  B1        B+          152,685
    78,000   Russel Metals, Inc.,
               10.000% 06/01/09..........................................  B1        B+           82,875
                                                                                            ------------
                                                                                                 433,140
                                                                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Hatteras Income Securities, Inc.

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2003


                                                                           MOODY'S    S&P
PRINCIPAL                                                                      RATINGS         MARKET
  AMOUNT                                                                     (UNAUDITED)       VALUE
--------------------------------------------------------------------------------------------------------
             TELECOMMUNICATIONS SERVICES -- 2.9%
             AT&T Corporation:
$   87,000     6.500% 11/15/06...........................................  Baa2      BBB    $     96,208
    16,000     7.300% 11/15/11...........................................  Baa2      BBB          18,416
    11,000     8.000% 11/15/31...........................................  Baa2      BBB          12,854
             AT&T Wireless Services Inc.:
    26,000     8.125% 05/01/12...........................................  Baa2      BBB          30,575
    25,000     8.750% 03/01/31...........................................  Baa2      BBB          30,846
             Bellsouth Corporation:
    89,000     6.375% 06/01/28#..........................................  A1        A+           92,867
    79,000     5.000% 10/15/06...........................................  A1        A+           83,834
             Citizens Communications Company:
    20,000     9.250% 05/15/11...........................................  Baa2      BBB          23,645
    10,000     9.000% 08/15/31...........................................  Baa2      BBB          11,668
     9,000   Intelsat,
               6.500% 11/01/13@..........................................  Baa3      BBB+          9,391
    20,000   Pacific Bell,
               7.125% 03/15/26...........................................  A1        A+           22,419
   236,000   Qwest Bank Loan Tranche,
               6.500% 06/30/07...........................................  NA        NA          248,095
             SBC Communications Inc.:
    98,000     5.750% 05/02/06...........................................  A1        A+          105,157
    45,000     6.250% 03/15/11...........................................  A1        A+           49,260
             Sprint Capital Corporation:
    15,000     6.125% 11/15/08...........................................  Baa3      BBB-         15,988
   110,000     8.375% 03/15/12...........................................  Baa3      BBB-        128,458
    81,000     8.750% 03/15/32...........................................  Baa3      BBB-         95,693
    40,000   Tele-Communications, Inc.,
               9.875% 06/15/22...........................................  Baa3      BBB          54,703
     7,000   Verizon Global Funding Corporation,
               7.750% 12/01/30...........................................  A2        A+            8,223
   120,000   Verizon New England Inc.,
               6.500% 09/15/11...........................................  Aa3       A+          132,227
   186,000   Verizon Pennsylvania,
               Series A,
               5.650% 11/15/11#..........................................  Aa3       A+          195,082
                                                                                            ------------
                                                                                               1,465,609
                                                                                            ------------
             TOTAL CORPORATE BONDS AND NOTES
               (Cost $26,348,839).........................................................    27,210,830
                                                                                            ------------
             FOREIGN BONDS AND NOTES -- 6.2%
             BROADCASTING AND CABLE -- 0.0%+
    11,000   Rogers Cable Inc.,
               6.250% 06/15/13...........................................  Ba2       BBB-         11,083
                                                                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 18

Hatteras Income Securities, Inc.

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2003


                                                                           MOODY'S    S&P
PRINCIPAL                                                                      RATINGS         MARKET
  AMOUNT                                                                     (UNAUDITED)       VALUE
--------------------------------------------------------------------------------------------------------
             BUILDING MATERIALS -- 0.1%
$   55,000   Hanson Overseas BV,
               6.750% 09/15/05...........................................  Baa1      BBB+   $     59,044
                                                                                            ------------
             CHEMICALS -- SPECIALTY -- 0.9%
   400,000   Methanex Corporation,
               7.750% 08/15/05...........................................  Ba1       BBB-        422,000
    14,000   Potash Corporation of Saskatchewan Inc.,
               4.875% 03/01/13...........................................  Baa2      BBB+         13,678
                                                                                            ------------
                                                                                                 435,678
                                                                                            ------------
             COMMERCIAL BANKING -- 0.1%
    74,000   Scotland International Finance BV,
               4.250% 05/23/13@..........................................  Aa3       AA-          70,237
                                                                                            ------------
             DIVERSIFIED MANUFACTURING -- 0.1%
    31,000   Rio Tinto Finance USA Ltd.,
               2.625% 09/30/08...........................................  Aa3       A+           29,571
                                                                                            ------------
             FINANCE -- MISCELLANEOUS -- 0.8%
             Deutsche Telekom International Finance BV:
   139,000     5.250% 07/22/13...........................................  Baa3      BBB+        140,421
    77,000     8.750% 06/15/30...........................................  Baa3      BBB+         98,362
             PEMEX Project Funding Master Trust:
    43,000     7.375% 12/15/14...........................................  Baa1      BBB-         45,903
   120,000     8.625% 02/01/22...........................................  Baa1      BBB-        132,900
                                                                                            ------------
                                                                                                 417,586
                                                                                            ------------
             FOOD PRODUCTS -- 0.4%
   156,000   Unilever Capital Corporation,
               7.125% 11/01/10#..........................................  A1        A+          181,366
                                                                                            ------------
             HEAVY MACHINERY -- 0.2%
    75,000   Case New Holland Inc.,
               9.250% 08/01/11@..........................................  Ba3       BB-          84,000
                                                                                            ------------
             INTEGRATED OIL -- 0.1%
    35,000   Petro-Canada,
               4.000% 07/15/13...........................................  Baa2      BBB          32,315
    23,000   Suncor Energy, Inc.,
               5.950% 12/01/34...........................................  A3        A-           22,831
                                                                                            ------------
                                                                                                  55,146
                                                                                            ------------
             METALS AND MINING -- 0.3%
             Alcan Inc.:
    30,000     6.450% 03/15/11...........................................  A2        A-           33,500
    28,000     7.250% 03/15/31...........................................  A2        A-           32,327
    32,000   BHP Finance USA Ltd.,
               4.800% 04/15/13...........................................  A2        A            32,082

                       SEE NOTES TO FINANCIAL STATEMENTS.

Hatteras Income Securities, Inc.

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2003


                                                                           MOODY'S    S&P
PRINCIPAL                                                                      RATINGS         MARKET
  AMOUNT                                                                     (UNAUDITED)       VALUE
--------------------------------------------------------------------------------------------------------
             METALS AND MINING -- (CONTINUED)
$   46,000   Codelco Inc.,
               5.500% 10/15/13@..........................................  A2        A-     $     46,680
    24,000   Placer Dome Inc.,
               6.450% 10/15/35@..........................................  Baa2      BBB+         24,549
                                                                                            ------------
                                                                                                 169,138
                                                                                            ------------
             PAPER AND FOREST PRODUCTS -- 1.7%
   297,000   Ainsworth Lumber Company Ltd.,
               12.500% 07/15/07..........................................  B3        B-          348,975
    34,000   Millar Western Forest Products,
               7.750% 11/15/13@..........................................  B3        B+           35,275
   446,000   Stone Container Corporation,
               11.500% 08/15/06@.........................................  B2        B           468,300
                                                                                            ------------
                                                                                                 852,550
                                                                                            ------------
             RAILROADS, TRUCKING AND SHIPPING -- 0.2%
    67,000   Canadian National Railway Company,
               6.900% 07/15/28...........................................  Baa1      BBB+         74,858
                                                                                            ------------
             SOFTWARE -- 0.1%
    68,000   The Thomson Corporation,
               5.250% 08/15/13...........................................  A3        A-           69,630
                                                                                            ------------
             TELECOMMUNICATIONS SERVICES -- 1.2%
             British Telecommunications plc:
    34,000     8.125% 12/15/10...........................................  Baa1      A-           41,374
    16,000     8.625% 12/15/30...........................................  Baa1      A1           20,922
             France Telecom SA,
    67,000     8.500% 03/01/31...........................................  Baa3      BBB          89,021
             Telecom Italia Capital:
   115,000     5.250% 11/15/13...........................................  Baa2      BBB+        115,229
    63,000     6.375% 11/15/33...........................................  Baa2      BBB+         63,355
    77,000   Telefonos de Mexico SA de CV,
               4.500% 11/19/08@..........................................  A3        BBB-         77,117
   160,000   Telus Corporation,
               7.500% 06/01/07...........................................  Ba1       BBB         179,062
                                                                                            ------------
                                                                                                 586,080
                                                                                            ------------
             TOTAL FOREIGN BONDS AND NOTES
               (Cost $3,012,021)..........................................................     3,095,967
                                                                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 20

Hatteras Income Securities, Inc.

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2003


                                                                           MOODY'S    S&P
PRINCIPAL                                                                      RATINGS         MARKET
  AMOUNT                                                                     (UNAUDITED)       VALUE
--------------------------------------------------------------------------------------------------------
             MORTGAGE-BACKED SECURITIES -- 34.6%
             COMMERCIAL MORTGAGE BACKED OBLIGATIONS (CMO) CERTIFICATES -- 1.6%
$  244,000   Bear Stearns Commercial Mortgage Securitization,
               Series 2003-T12, Class A4,
               4.680% 08/13/39............................................................  $    241,655
   532,000   Morgan Stanley Capital I,
               Series 2003-IQ6, Class A4,
               4.970% 12/15/41............................................................       535,658
                                                                                            ------------
                                                                                                 777,313
                                                                                            ------------
             FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) CERTIFICATES -- 2.2%
     8,474     9.250% 08/01/08............................................................         9,194
   182,248     6.500% 05/15/29............................................................       183,384
   167,000     6.500% 03/15/30............................................................       168,053
   719,281     6.500% 11/01/32............................................................       754,346
                                                                                            ------------
                                                                                               1,114,977
                                                                                            ------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) CERTIFICATES -- 26.4%
    83,802     9.250% 09/01/10............................................................        93,333
   361,873     6.000% 09/01/16............................................................       379,831
 3,768,000     5.000% 03/01/18(a).........................................................     3,842,177
   160,860     6.500% 08/25/29............................................................       161,973
 1,898,475     6.500% 01/01/33............................................................     1,987,476
 2,471,000     5.500% 05/01/33(a).........................................................     2,502,658
 2,146,680     6.500% 05/01/33............................................................     2,245,391
   925,000     5.000% 12/1/33(a)..........................................................       915,172
 1,000,000     5.500% 12/1/33(a)..........................................................     1,012,812
                                                                                            ------------
                                                                                              13,140,823
                                                                                            ------------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) CERTIFICATES -- 4.4%
     5,794     9.500% 07/15/09............................................................         6,482
   132,061     8.000% 09/15/24............................................................       143,658
 2,005,000     5.500% 12/16/33(a).........................................................     2,038,206
                                                                                            ------------
                                                                                               2,188,346
                                                                                            ------------
             TOTAL MORTGAGE-BACKED SECURITIES
               (Cost $17,119,717).........................................................    17,221,459
                                                                                            ------------
             SOVEREIGN GOVERNMENT BONDS AND NOTES -- 2.7%
    88,000   Hellenic Republic,
               6.950% 03/04/08...........................................  A1        A           100,112
   123,000   Province of Quebec,
               7.500% 09/15/29...........................................  A1        A+          153,205
    81,000   Region of Lombardy,
               5.804% 10/25/32...........................................  Aa1       AA+          82,967
    30,000   Republic of Chile,
               5.500% 01/15/13...........................................  Baa1      A1           30,855

                       SEE NOTES TO FINANCIAL STATEMENTS.

Hatteras Income Securities, Inc.

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2003


                                                                           MOODY'S    S&P
PRINCIPAL                                                                      RATINGS         MARKET
  AMOUNT                                                                     (UNAUDITED)       VALUE
--------------------------------------------------------------------------------------------------------
             SOVEREIGN GOVERNMENT BONDS AND NOTES -- (CONTINUED)
$   86,000   Republic of China,
               4.750% 10/29/13...........................................  A2        BBB    $     84,801
             Republic of Italy:
    77,000     2.750% 12/15/06...........................................  Aa2       AA           76,988
   152,000     6.000% 02/22/11...........................................  Aa2       AA          169,437
    64,000     6.875% 09/27/23...........................................  Aa2       AA           75,606
    36,000   Republic of Korea,
               8.875% 04/15/08...........................................  A3        A-           43,357
   122,000   Republic of Poland,
               5.250% 01/15/14...........................................  A2        BBB+        122,000
             United Mexican States:
   145,000     8.375% 01/14/11...........................................  Baa2      BBB-        172,188
    64,000     6.375% 01/16/13...........................................  Baa2      BBB-         66,400
   138,000     7.500% 04/08/33...........................................  Baa2      BBB-        142,830
                                                                                            ------------
             TOTAL SOVEREIGN GOVERNMENT BONDS AND NOTES
               (Cost $1,264,698)..........................................................     1,320,746
                                                                                            ------------
             U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 3.9%
             FEDERAL FARM CREDIT BANK (FFCB) -- 0.5%
   240,000     2.375% 10/01/04............................................................       242,026
                                                                                            ------------
             FEDERAL HOME LOAN BANK (FHLB) -- 1.0%
   475,000     3.250% 08/15/05#...........................................................       486,728
                                                                                            ------------
             FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 0.4%
   180,000     6.750% 03/15/31............................................................       207,900
                                                                                            ------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 2.0%
   216,000     2.875% 10/15/05............................................................       219,983
   838,000     4.375% 07/17/13#...........................................................       802,125
                                                                                            ------------
                                                                                               1,022,108
                                                                                            ------------
             TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
               (Cost $1,945,559)..........................................................     1,958,762
                                                                                            ------------
             U.S. TREASURY BONDS -- 0.4%
               (Cost $199,527)
   175,000     6.250% 08/15/23............................................................       199,527
                                                                                            ------------
  SHARES
----------
             WARRANTS -- 0.0%+
               (Cost $0)
       301   Solutia Inc.,
               Expires 07/15/09(b)!!......................................................            --++
                                                                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 22

Hatteras Income Securities, Inc.

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2003

PRINCIPAL                                                                                      MARKET
  AMOUNT                                                                                       VALUE
--------------------------------------------------------------------------------------------------------
             SHORT TERM INVESTMENTS -- 10.1%
             COMMERCIAL PAPER -- 10.1%
$  710,000   Altamira Funding LLC,
               Discount note 01/05/04@....................................................  $    709,895
   400,000   Apreco Ltd.,
               Discount note 01/02/04.....................................................       399,980
 1,221,000   Citigroup Inc.,
               Discount note 01/02/04.....................................................     1,220,949
 1,500,000   NSTAR,
               Discount note 01/02/04.....................................................     1,499,927
   774,000   The Eureka Company,
               Discount note 01/02/04.....................................................       773,961
   434,000   Three Pillars,
               Discount note 01/05/04@....................................................       433,935
                                                                                            ------------
             TOTAL SHORT TERM INVESTMENTS
               (Cost $5,038,647)..........................................................     5,038,647
                                                                                            ------------
             TOTAL INVESTMENTS
               (Cost $57,904,153*)................................................   118.5%   59,024,406
                                                                                            ------------
             OTHER ASSETS AND LIABILITIES (NET)...................................   (18.5)%
             Cash.........................................................................  $  2,086,793
             Receivable for securities sold...............................................       802,717
             Interest receivable..........................................................       599,600
             Payable for investment securities purchased..................................   (12,625,734)
             Investment advisory fee payable..............................................       (21,824)
             Accrued expenses and other liabilities.......................................       (56,212)
                                                                                            ------------
             TOTAL OTHER ASSETS AND LIABILITIES (NET).....................................    (9,214,660)
                                                                                            ------------
             NET ASSETS...........................................................   100.0% $ 49,809,746
                                                                                            ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

Hatteras Income Securities, Inc.

  STATEMENT OF NET ASSETS (CONTINUED)                      DECEMBER 31, 2003


                                                                                               VALUE
--------------------------------------------------------------------------------------------------------
             NET ASSETS CONSIST OF:
             Capital stock -- $1.00 par value (shares authorized 5,000,000)...............  $  3,363,512
             Paid-in capital..............................................................    49,424,794
             Distributions in excess of net investment income.............................      (181,202)
             Accumulated net realized loss on investments.................................    (3,917,611)
             Net unrealized appreciation of investments...................................     1,120,253
                                                                                            ------------
             NET ASSETS...................................................................  $ 49,809,746
                                                                                            ============
             Net asset value per share ($49,809,746 / 3,363,512 shares of capital stock
               outstanding)...............................................................  $      14.81
                                                                                            ============

---------------

 * Federal income tax information (see Note 4).

 @ Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 # All or a portion of security segregated as collateral for TBA.

 + Amount represents less than 0.1%.

++ Amount represents less than $1.

!! Non-income producing security.

(a)TBA -- Securities purchased on a forward commitment basis.

(b)Fair valued security.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 24

Hatteras Income Securities, Inc.

  STATEMENT OF OPERATIONS


For the year ended December 31, 2003

INVESTMENT INCOME:
Interest....................................................    $2,365,180
                                                                ----------
EXPENSES:
Investment advisory fee.....................................       259,390
Transfer agent fees.........................................        49,181
Legal and audit fees........................................        66,652
Printing expense............................................        47,783
Directors' fees and expenses................................        27,365
Custodian fees..............................................        14,688
Other.......................................................        31,352
                                                                ----------
    Total expenses..........................................       496,411
Fees reduced by credits allowed by the custodian............          (843)
                                                                ----------
    Net expenses............................................       495,568
                                                                ----------
NET INVESTMENT INCOME.......................................     1,869,612
                                                                ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investments.....................       566,231
Net change in unrealized appreciation/(depreciation) of
  investments...............................................       461,192
                                                                ----------
Net realized and unrealized gain/(loss) on investments......     1,027,423
                                                                ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $2,897,035
                                                                ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

Hatteras Income Securities, Inc.

  STATEMENT OF CHANGES IN NET ASSETS


                                                                YEAR ENDED         YEAR ENDED
                                                                 12/31/03           12/31/02
                                                              ---------------------------------
Net investment income.......................................  $    1,869,612     $    2,476,951
Net realized gain/(loss) on investments.....................         566,231            435,502
Net change in unrealized appreciation/(depreciation) of
  investments...............................................         461,192            262,682
                                                              --------------     --------------
Net increase/(decrease) in net assets resulting from
  operations................................................       2,897,035          3,175,135
Distributions to shareholders from net investment income....      (2,474,304)        (3,133,966)
Distributions from return of capital........................        (149,263)           (78,209)
                                                              --------------     --------------
Net increase/(decrease) in net assets.......................         273,468            (37,040)
                                                              --------------     --------------
NET ASSETS:
Beginning of year...........................................      49,536,278         49,573,318
                                                              --------------     --------------
End of year.................................................  $   49,809,746     $   49,536,278
                                                              ==============     ==============
Distributions in excess of net investment income at end of
  year......................................................  $     (181,202)    $      (46,728)
                                                              ==============     ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.
 26

Hatteras Income Securities, Inc.

  FINANCIAL HIGHLIGHTS


Selected data for each share of capital stock outstanding throughout each year:

                                                  YEAR             YEAR            YEAR           YEAR          YEAR
                                                  ENDED            ENDED           ENDED         ENDED         ENDED
                                               12/31/03(A)      12/31/02(A)      12/31/01*      12/31/00      12/31/99
                                               -----------------------------------------------------------------------
OPERATING PERFORMANCE:
Net asset value, beginning of year.......        $ 14.73          $ 14.74         $ 14.78       $ 14.65       $ 16.14
Income from investment operations:
Net investment income....................           0.56             0.74            0.92          0.92          1.10
Net realized and unrealized gain/(loss)
  on investments.........................           0.30             0.21            0.06          0.29         (1.47)
                                                 -------          -------         -------       -------       -------
Net increase/(decrease) in net assets
  resulting from investment operations...           0.86             0.95            0.98          1.21         (0.37)
Distributions:
Dividends from net investment income.....          (0.74)           (0.94)          (1.02)        (1.06)        (1.12)
Dividends from return of capital.........          (0.04)           (0.02)             --         (0.02)           --
                                                 -------          -------         -------       -------       -------
Total distributions......................          (0.78)           (0.96)          (1.02)        (1.08)        (1.12)
                                                 -------          -------         -------       -------       -------
Net asset value, end of year.............        $ 14.81          $ 14.73         $ 14.74       $ 14.78       $ 14.65
                                                 =======          =======         =======       =======       =======
Market value, end of year................        $13.270          $13.670         $13.840       $13.310       $11.875
                                                 =======          =======         =======       =======       =======
Total return+............................           2.83%            5.77%          11.84%        21.94%       (14.70)%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of year (000)............        $49,810          $49,536         $49,573       $49,697       $49,289
Ratio of operating expenses to average
  net assets.............................           1.00%            1.00%           1.00%         0.96%         0.90%
Ratio of operating expenses to average
  net assets without fees reduced by
  credits allowed by the custodian.......           1.00%#           1.00%#          1.01%         1.08%         0.91%
Ratio of net investment income to average
  net assets.............................           3.76%            5.06%           6.16%         6.39%         7.21%
Portfolio turnover rate..................         420.00%          534.20%         336.26%       159.26%        60.28%

---------------
 + Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and is based on market value at period end.

 * As required, effective January 1, 2001, the Company has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.12, decrease net realized and unrealized gains and losses per share by $0.12, and increase the ratio of net investment income to average net assets from 5.38% to 6.16%. Per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 # The effect of the custodial expense offset (see Note 2) on the operating expense ratio was less than 0.01%.
(a)Per share net investment income has been calculated using the monthly average shares method.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Hatteras Income Securities, Inc.

  NOTES TO FINANCIAL STATEMENTS


Hatteras Income Securities, Inc. (the "Company") is registered with the Securities and Exchange Commission as a closed-end, diversified management investment company under the Investment Company Act of 1940, as amended. The Company's investment objective is to seek as high a level of current income as is consistent with prudent investment risk.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

Securities valuation: Securities traded on a recognized exchange are generally valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded on NASDAQ are generally valued at the NASDAQ official closing price. Securities traded only over-the-counter are generally valued at the mean of the current bid and asked prices. Certain securities may be valued using broker quotations or on the basis of prices provided by pricing services. Certain prices provided by broker-dealers or the pricing service may be based on a matrix pricing system, which considers such factors as security prices, yields and maturities on comparable securities. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued under procedures adopted by the Board of Directors. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis.

When-issued/delayed-delivery securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time the Company enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized losses on the underlying securities purchased and any unrealized gains on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and losses are recorded and reported in the same manner.

Dollar rolls: The Company may enter into dollar rolls in which the Company sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the roll period, the Company forgoes principal and interest paid on the securities. The Company's policy is to record the component of dollar rolls using "to be announced" mortgage-backed securities ("TBA Dollar Rolls") as purchase and sale

Hatteras Income Securities, Inc.

transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the trade date of the sale transaction. The Company had dollar rolls outstanding as of December 31, 2003, which are included in Payable for investment securities purchased on its Statement of net assets. The Company maintains a segregated account of U.S. Government securities or other liquid assets, the dollar value of which is equal to its obligation with respect to dollar rolls.

Dividends and distributions to shareholders: It is the Company's policy to declare and pay distributions from net investment income monthly to shareholders. The Company expects that all or a portion of net capital gains, if any, will be distributed to shareholders annually. Dividends and distributions to shareholders are recorded on ex-dividend date. The Company may elect to retain net long-term gains and pay corporate income tax thereon, which will result in federal tax consequences to shareholders. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Federal income tax: The Company intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

2.  INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE AND OTHER RELATED PARTY
    TRANSACTIONS

The Company has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Banc of America Capital Management, LLC ("BACAP"), dated January 1, 2003, a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BACAP provides investment advisory services to the Company. Pursuant to the investment advisory agreement, the Company pays BACAP an annual fee equal to the sum of (i) 0.45% per annum of the first $75,000,000 of the average weekly net assets and at a reduced rate for net assets in excess of that amount, and (ii) 1.5% of the Company's gross income. The fee is computed and accrued weekly and paid monthly. The agreement provides that if certain recurring expenses, including the advisory and management fee, exceed 1.5% of the first $30,000,000 in average net assets annually and 1.0% of average net assets in excess thereof (or pro-rata portion for any fraction of the year), the investment advisory fee will be reduced by the amount by which such expenses exceed the limitation. There was no reduction in the fee for the year ended December 31, 2003.

Effective January 1, 2003, BACAP serves as adviser to the Company without a sub-adviser.

The Bank of New York ("BNY") serves as the custodian of the Company's assets. For the year ended December 31, 2003, expenses of the Company were reduced by $843 under expense offset arrangements with BNY. The Company could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Mellon Investor Services LLC ("Mellon") serves as the transfer agent and dividend disbursing agent for the Company.

Hatteras Income Securities, Inc.

No officer, director or employee of Bank of America or BACAP, or any affiliate thereof, receives any compensation from the Company for serving as a Director or Officer of the Company.

3.  PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2003, the aggregate cost of purchases and proceeds from sales of securities (excluding short term securities) are summarized as follows:

                                                                PURCHASES          SALES
                                                              ------------------------------
Corporate Bonds.............................................  $163,992,475     $164,837,637
U.S. Government and Agencies (Long-Term)....................    51,844,239       49,930,375
Foreign Bonds...............................................     3,442,208        1,694,081
                                                              ------------     ------------
    Total...................................................  $219,278,922     $216,462,093
                                                              ============     ============

4.  INCOME TAXES

Information on the tax components of capital at December 31, 2003 is as follows:

Cost of investments for tax purposes........................  $57,890,931
Gross tax unrealized appreciation...........................    1,079,389
Gross tax unrealized depreciation...........................     (145,441)
Net tax unrealized appreciation/(depreciation) on
  investments...............................................      933,948
Undistributed ordinary income/(accumulated ordinary loss)...           --
Undistributed long-term gains/(accumulated capital loss)....   (3,912,508)

At December 31, 2003, approximately $3,911,078 was available to offset future capital gains of which $75,218 expires in 2005, $1,308,654 expires in 2007 and $2,369,385 expires in 2008 and $157,821 expires in 2011. Management does not plan to distribute to shareholders any future net realized gains on investments until the capital loss carryforwards are used or expired.

Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2003, the Company has elected to defer losses of $1,430 under these rules.

The tax composition of dividends (other than return of capital dividends for the year) was as follows:

                                                                 2003           2002
                                                              --------------------------
Ordinary income.............................................  $2,474,304     $3,133,966
Return of capital...........................................     149,263         78,209

Certain reclassifications are made to the Company's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. The following adjustments are due primarily to mortgage dollar rolls and premium adjustments. These adjustments resulted in an increase to undistributed net investment income of $619,481, a decrease to accumulated net realized gain/(loss) of $470,218 and a decrease to paid-in capital of $149,263.

Hatteras Income Securities, Inc.

5.  EVENTS

On September 3, 2003, the Office of the Attorney General for the State of New York ("NYAG") simultaneously filed and settled a complaint against Canary Capital Partners, LLC, et al. (collectively, "Canary"). The complaint alleged, among other things, that Canary engaged in improper trading in certain open-end Nations Funds. Specifically, the NYAG alleged that Canary engaged in activities that it characterized as "market timing" and also "late trading". There are no allegations of any improper trading in shares of the Company.

On September 8, 2003, Bank of America Corporation announced that, to the extent that the independent trustees determine that Nations Funds shareholders were adversely affected by a discretionary market-timing agreement or late trading activities, the adviser will make appropriate restitution. Bank of America Corporation also announced that the adviser will promptly return to Nations Funds that were the subject of a market-timing agreement all management and investment advisory fees it received as a result of such agreement. In addition, Bank of America Corporation has also agreed to make appropriate reimbursement of costs incurred by Nations Funds in connection with this matter. On September 16, 2003, the NYAG announced a criminal action, and the SEC announced a civil action, against a former employee of Banc of America Securities, LLC, a selling agent affiliated with the Nations Funds' distributor and adviser. In connection with these events, various lawsuits have been filed, some of which name Nations Funds, its Trustees and officers, some of whom also serve as Directors and officers of the Company, and BACAP, among others, as defendants. As of the date of this report, these lawsuits and investigations by various state and federal authorities, including the NYAG and the SEC, are ongoing.

Hatteras Income Securities, Inc.

  REPORT OF INDEPENDENT AUDITORS


TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF HATTERAS INCOME SECURITIES, INC.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Hatteras Income Securities, Inc. (the "Company") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 26, 2004

Hatteras Income Securities, Inc.

  FUND GOVERNANCE                                                (UNAUDITED)


The Board of Directors (the "Board") of Hatteras Income Securities, Inc. (the "Company") oversees the Company to ensure that it is managed and operated in the interests of shareholders. A majority of the directors ("Directors") are "independent," meaning that they have no affiliation with Bank of America, N.A., its affiliates, or the Company. The Directors bring distinguished backgrounds in government, business, academia and public service to their task of working with Company officers ("Officers") to establish the policies and oversee the activities of the Company. Although all Directors are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Company, the independent Directors have particular responsibilities for assuring that the Company is managed in the best interests of shareholders. The following table provides basic information about the Directors and certain Officers of the Company. The mailing address of each Director is c/o Hatteras Income Securities, Inc., 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255.

                                                                                                  NUMBER OF
                                                                                                  FUNDS IN
                                                                                                    FUND
                                                                                                   COMPLEX
                        POSITION HELD    TERM OF OFFICE AND LENGTH    PRINCIPAL OCCUPATION(S)     OVERSEEN
NAME AND AGE           WITH THE COMPANY       OF TIME SERVED        DURING THE PAST FIVE YEARS   BY DIRECTOR
------------------------------------------------------------------------------------------------------------
William P. Carmichael  Director and      Indefinite term; Director  Senior Managing Director of       83
Age: 60                Chairman of the   since 1999                 The Succession Fund (a
                       Board                                        company formed to advise
                                                                    and buy family owned
                                                                    companies) from 1998
                                                                    through April 2001.

William H. Grigg       Director          Indefinite term; Director  Retired; Chairman Emeritus        83
Age: 71                                  since 1993                 since December 1997 and
                                                                    Chairman and Chief
                                                                    Executive Officer through
                                                                    July 1997 -- Duke Power Co.

Thomas F. Keller       Director          Indefinite term; Director  R.J. Reynolds Professor of        83
Age: 72                                  since 1993                 Business Administration,
                                                                    Fuqua School of Business,
                                                                    Duke University, since July
                                                                    1974; Dean, Fuqua School of
                                                                    Business Europe, Duke
                                                                    University, July 1999
                                                                    through June 2001


                         OTHER DIRECTORSHIPS
NAME AND AGE               HELD BY DIRECTOR
---------------------  ------------------------
William P. Carmichael  Director, Cobra
Age: 60                Electronics Corporation
                       (electronic equipment
                       manufacturer), Rayovac
                       Corp. (batteries), The
                       Finish Line (apparel)
                       and Golden Rule
                       Insurance Company;
                       Chairman of the Board
                       and Board Member,
                       Nations Funds Family (6
                       registered investment
                       companies).
William H. Grigg       Director, The Shaw
Age: 71                Group, Inc., Kuhlman
                       Electric Corp.
                       (manufacturer of
                       transformers) and Faison
                       Enterprises (real
                       estate); Director and
                       Vice Chairman, Aegis
                       Insurance Services, Ltd.
                       (a mutual fund insurance
                       company in Bermuda);
                       Board Member, Nations
                       Funds Family (6
                       registered investment
                       companies)
Thomas F. Keller       Director, Wendy's
Age: 72                International, Inc.
                       (restaurant operating
                       and franchising), Dimon,
                       Inc. (tobacco) and
                       Biogen, Inc.
                       (pharmaceutical
                       biotechnology); Board
                       Member, Nations Funds
                       Family (6 registered
                       investment companies)

Hatteras Income Securities, Inc.

  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

                                                                                                  NUMBER OF
                                                                                                  FUNDS IN
                                                                                                    FUND
                                                                                                   COMPLEX
                        POSITION HELD    TERM OF OFFICE AND LENGTH    PRINCIPAL OCCUPATION(S)     OVERSEEN
NAME AND AGE           WITH THE COMPANY       OF TIME SERVED        DURING THE PAST FIVE YEARS   BY DIRECTOR
------------------------------------------------------------------------------------------------------------
Edward D. Bedard       President         Indefinite interim term;   Interim President and Chief      N/A
Age: 45                                  Interim President and      Executive Officer of
                                         Chief Executive Officer    Nations Funds Trust
                                         since September 2003       ("NFST"), Nations Master
                                                                    Investment Trust ("NMIT")
                                                                    and Nations Separate
                                                                    Account Trust ("NSAT")
                                                                    since Sept. 2003; Interim
                                                                    President and Chief
                                                                    Executive Officer of the
                                                                    Company, Nations Government
                                                                    Income Term Trust 2004,
                                                                    Inc. and Nations Balanced
                                                                    Target Maturity Fund since
                                                                    Sept. 2003. Chief Financial
                                                                    Officer of NFST, NMIT and
                                                                    NSAT from Oct. 2002 through
                                                                    Oct. 2003; Chief Financial
                                                                    Officer of the Company,
                                                                    Nations Government Income
                                                                    Term Trust 2004, Inc. and
                                                                    Nations Balanced Target
                                                                    Maturity Fund from 1997
                                                                    through Oct. 2003. Various
                                                                    to Senior Vice President,
                                                                    Managing Director, Chief
                                                                    Administrative Officer,
                                                                    Treasurer and Manager,
                                                                    BACAP since 2000; Director,
                                                                    Senior Vice President, and
                                                                    Treasurer of NB Partner
                                                                    Corp. since 2000; Various
                                                                    to Senior Vice President,
                                                                    Chief Financial Officer and
                                                                    Manager of BACAP
                                                                    Distributors, LLC since
                                                                    1996; Various to Chief
                                                                    Operating Officer and
                                                                    Senior Vice President of
                                                                    BACAP Advisory Partners,
                                                                    LLC since 2002; Senior Vice
                                                                    President and Treasurer of
                                                                    Marsico Management
                                                                    Holdings, L.L.C. since
                                                                    2001; and Senior Vice
                                                                    President, Bank of America,
                                                                    N.A. since 1996. Mr. Bedard
                                                                    also serves as a Senior
                                                                    Officer for other Bank of
                                                                    America-affiliated
                                                                    entities, including various
                                                                    registered and unregistered
                                                                    funds.


                         OTHER DIRECTORSHIPS
NAME AND AGE               HELD BY DIRECTOR
---------------------  ------------------------
Edward D. Bedard       N/A
Age: 45

Hatteras Income Securities, Inc.

  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

                                                                                                  NUMBER OF
                                                                                                  FUNDS IN
                                                                                                    FUND
                                                                                                   COMPLEX
                        POSITION HELD    TERM OF OFFICE AND LENGTH    PRINCIPAL OCCUPATION(S)     OVERSEEN
NAME AND AGE           WITH THE COMPANY       OF TIME SERVED        DURING THE PAST FIVE YEARS   BY DIRECTOR
------------------------------------------------------------------------------------------------------------
Gerald Murphy          Chief Financial   Indefinite interim term    Interim Chief Financial          N/A
Age: 44                Officer and       (Chief Financial           Officer of NFST, NMIT and
                       Treasurer         Officer). Interim Chief    NSAT since Sept. 2003;
                                         Financial Officer since    Interim Chief Financial
                                         September 2003             Officer of the Company,
                                                                    Nations Government Income
                                                                    Term Trust 2004, Inc. and
                                                                    Nations Balanced Target
                                                                    Maturity Fund since Sept.
                                                                    2003; Treasurer of NFST,
                                                                    NMIT and NSAT since Jan.
                                                                    2003; Treasurer of the
                                                                    Company, Nations Government
                                                                    Income Term Trust 2004,
                                                                    Inc. and Nations Balanced
                                                                    Target Maturity Fund since
                                                                    1999; Senior Vice
                                                                    President, BACAP (or its
                                                                    predecessors) since 1998;
                                                                    Vice President, Citibank
                                                                    1997-December 1998. Mr.
                                                                    Murphy also serves as a
                                                                    Senior Officer for other
                                                                    Bank of America-affiliated
                                                                    entities, including various
                                                                    registered and unregistered
                                                                    funds.

Robert B. Carroll      Secretary and     Indefinite term.           Secretary of NFST, NMIT and      N/A
Age: 43                Chief Legal       Secretary since 1997;      NSAT since Jan. 2003;
                       Officer           Chief Legal Officer since  Secretary of the Company,
                                         2003.                      Nations Government Income
                                                                    Term Trust 2004, Inc. and
                                                                    Nations Balanced Target
                                                                    Maturity Fund since 1997;
                                                                    Chief Legal Officer of each
                                                                    of the above entities since
                                                                    August 2003; Associate
                                                                    General Counsel, Bank of
                                                                    America Corporation since
                                                                    1999; Assistant General
                                                                    Counsel, Bank of America
                                                                    Corporation 1996-1999. Mr.
                                                                    Carroll also serves as a
                                                                    Senior Officer for other
                                                                    Bank of America-affiliated
                                                                    entities, including various
                                                                    registered and unregistered
                                                                    funds.


                         OTHER DIRECTORSHIPS
NAME AND AGE               HELD BY DIRECTOR
---------------------  ------------------------
Gerald Murphy          N/A
Age: 44
Robert B. Carroll      N/A
Age: 43

Hatteras Income Securities, Inc.

  DIVIDEND REINVESTMENT PLAN


DIVIDEND REINVESTMENT PLAN

The Company's Dividend Reinvestment Plan (the "Plan") offers an automatic way to reinvest dividends and capital gains distributions in shares of the Company.

PARTICIPATION

Shareholders of record will receive their dividends in cash unless they have otherwise instructed Mellon (the "Plan Agent"), acting as agent for each participant in the Plan, in writing. Such a notice must be received by the Plan Agent not less than 5 business days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Shareholders who do not participate in the Plan will receive all distributions by check mailed directly to the shareholder by Mellon, as dividend paying agent. For federal income tax purposes, dividends are treated as income or capital gains, regardless of whether they are received in cash or reinvested in additional shares.

Participants may terminate their participation in the Plan by written notice to the Plan Agent. If the written notice is received at least 5 business days before the record day of any distribution, it will be effective immediately. If such notice is received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

PRICING OF DIVIDENDS AND DISTRIBUTIONS

Whenever the Company's Board of Directors declares a dividend or other distribution payable in cash or, at the option of the Plan Agent, in shares of capital stock issued by the Company, the Plan Agent will elect on behalf of the participants to receive the dividend in authorized but unissued shares of capital stock if the net asset value per share (as determined by the investment adviser of the Company as of the close of business on the record date for the dividend or distribution) is equal to or less than 95% of the closing market price per share of the capital stock of the Company on the New York Stock Exchange (the "Exchange") on such record date plus estimated brokerage commissions. The number of such authorized but unissued shares to be credited to a participant's account will be determined as of the close of business on the record date for the dividend, by valuing such shares at the greater of the net asset value per share or 95% of the market price per share. The Plan Agent will credit each participant's account with the number of shares corresponding in value, as determined under the foregoing formula, to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

If the net asset value per share is equal to or less than the closing market price per share of the capital stock of the Company on the Exchange on such record date plus estimated brokerage commissions but exceeds 95% of such closing market price plus estimated brokerage commissions, the Plan Agent may elect on behalf of all participants (i) to take the dividend in cash and as soon as practicable thereafter, consistent with obtaining the best price and execution, proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided, and will credit each participant's

Hatteras Income Securities, Inc.

account with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan or (ii) to receive the dividend in authorized but unissued shares of capital stock, in which case the Plan Agent will credit each participant's account with the number of shares corresponding in value (determined by valuing such shares at the greater of the net asset value per share or 95% of the market price per share, in each case as of the close of business on the record date for the dividend or distribution) to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

If the net asset value per share is higher than the closing market price per share of the capital stock on the Exchange plus estimated brokerage commissions on such record date, the Plan Agent will elect to take the dividend in cash and as soon as practicable, consistent with obtaining the best price and execution, the Plan Agent will proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided. Each participant's account will be credited with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan. Under such circumstances, in anticipation of receipt of a dividend in cash, the Plan Agent may purchase shares in the open market during the period between the record date and the payable date for the dividend or distribution. The Plan has been amended to specifically authorize such anticipatory purchases.

NO SERVICE FEE TO REINVEST

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Company. There will be no brokerage commissions with respect to shares issued directly by the Company as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

PLAN AGENT ADDRESS AND TELEPHONE NUMBER

You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Mellon Investor Services, LLC, Agent for Hatteras Income Securities, Inc., Dividend Reinvestment Department, P.O. Box 3315, South Hackensack, New Jersey 07606, 1.800.851.9677.

ITEM 2.  CODE OF ETHICS.

         (a) As of the end of the period covered by this report, the Company has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

         (b) Not applicable.

         (c) The Company has not amended its code of ethics during the period covered by the shareholder report presented in Item 1 hereto.

         (d) The Company has not granted a waiver or an implicit waiver from a provision of its code of ethics during the period covered by the shareholder report presented in Item 1 hereto.

         (e) Not applicable.

         (f) The Company's code of ethics is attached as an exhibit hereto.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Company's Board of Directors has determined that Dr. Thomas F. Keller qualifies as an audit committee financial expert, as defined in
         Item 3 of Form N-CSR. Dr. Keller is considered independent for purposes of Item 3 of Form N-CSR. He is an "independent" trustee (i.e., he is not an interested person of the registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the registrant, other than in his capacity as a Director).

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $16,700 for 2002 and $27,500 for 2003.

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2002 and $0 for 2003.

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $6,300 for 2002 and $6,660 for 2003.

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2002 and $0 for 2003.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.


                     BACAP/HATTERAS INCOME SECURITIES, INC.
              POLICY FOR APPROVAL OF AUDIT AND NON-AUDIT SERVICES


Under the new Sarbanes-Oxley rules, the Audit Committee is required to pre-approve all audit and non-audit services rendered by PWC to the Funds, and those non-audit services relating directly to the Funds' operations and financial reporting that are rendered by PWC to BACAP and those of its affiliates that provide ongoing services to the Fund.

Annual Pre-approval of audit and  non-audit services

We would ask that the Audit Committee continue to pre-approve the following at the November board meeting:

o    amounts for the annual audit services.

o    amounts related to the annual tax services.

o separate amounts for "agreed upon procedures" and consultative type of work. More specifically, this would include agreed upon procedures relating to the funds' accounting records and/or tax compliance in connections with mergers, in-kind contributions or redemptions and other fund reorganizations, up to a maximum $50,000 per annum.

o Separate amounts for tax consultations, research and discussions relating to proposed new registered funds and existing funds. This includes advice regarding the tax consequences of proposed or actual fund transactions, tax reporting issues and assistance in responding to inquiries from tax authorities. Management is requesting pre-approval for engagements that are less than $10,000 individually and $50,000 in the aggregate.

o Consultations, research and discussion regarding accounting and auditing issues relating to new or existing Funds. Pre-approved for engagements that are less than $10,000 individually and $25,000 in the aggregate.

o    Continuing education seminars for BACAP personnel.

Management will review with the Audit Committee at each November Board meeting these requested approvals. At this meeting Management would review the scope and fees related to the audit and tax services and also review the requests for pre-approval for "agreed upon procedures" and other consultative work.

Approval of additional non-audit services

To the extent that management would want PWC to do additional work above and beyond the pre-approved amounts, we would suggest the following:

To the extent that management seeks approval of such services at a regularly scheduled board meeting, the following will apply:

     o The matter will be covered under an agenda item in the Audit Committee agenda. Management will review with the Audit Committee the dollar amount and the business reasons for the needed work. The appropriate representatives from PWC will be present as needed by the Audit Committee.


To the extent that management is requesting approval between Board meetings, the following will apply:

     o If the request is for less than $50,000, then Management will call the Chairman of the Audit Committee and inform the Chairman as to the details regarding the request. This information would include:

          >   The requested dollar amount.

          >   A detailed description of the work to be done.

          >   The business reasons for the needed work.

     o The Chairman will have the authority to approve or disapprove these non-audit fees. If the Chairman is unavailable to serve in this capacity, the Audit Committee has authorized an alternative member of the Audit Committee to approve or disapprove said fees. The Chairman also has the discretion to call a telephonic Audit Committee meeting if it is believed that the service raises issues where it is believed that the entire committee should discuss prior to approval.

          o To the extent that the Chairman approves such request, management and the Audit Committee Chairman / management will present to the full Board at the next regularly scheduled Board meeting.

          o If the request is for more than $50,000, then Management will call the Chairman of the Audit Committee and inform the Chairman as to the details regarding the request. This information would include the requested dollar amount as well as a detailed description of the work to be done and the business reasons for the needed work. Management will then arrange for a telephonic Audit Committee meeting to discuss the request in more detail and to request the approval of the fees by the Audit Committee.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant's Audit Committee pursuant to the "de minimis exception" set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 (except for fees on tax services as disclosed above) and $18.1 million, respectively, for year ended December 31, 2002 and $0 (except for fees on tax services as disclosed above) and $14.7 million, respectively, for year ended December 31, 2003.

(h) The registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to
         (c)(7)(ii) or Rule 2-01 of Regulation S-X is compatible with maintaining the independence of the registrant's principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

         (a) The Company has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. Dr. Thomas F. Keller (Chairman), William H. Grigg and William P. Carmichael comprise the Audit Committee of the Board of Directors of the Company.

         (b) Not applicable

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)                 NATIONS GOVERNMENT INCOME TERM TRUST 2004
                        HATTERAS INCOME SECURITIES, INC.


                       PROXY VOTING POLICY AND PROCEDURES


         The Boards* of Nations Government Income Term Trust 2004, Inc. ("Term Trust 2004") and Hatteras Income Securities, Inc. ("Hatteras") have determined that it is in the best interests of Term Trust 2004 and Hatteras (each, a "Company" and collectively, the "Companies") for the Companies to adopt the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Companies.

I.  POLICY

         It is the policy of each Company to delegate the responsibility for voting proxies relating to portfolio securities held by a Company to the Company's investment adviser (the "Adviser"), as a part of the Adviser's general management of the Company's portfolio, subject to the Board's continuing oversight. Each Board hereby delegates such responsibility to the Adviser, and directs the Adviser to vote proxies relating to portfolio securities held by the respective Company consistent with the duties and procedures set forth below. The Adviser may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth below, to ensure that such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Companies. Any expenses relating to the retention of vendors or other costs relating to compliance with this policy will be allocated among the Adviser and the appropriate Companies in the manner approved by the Boards from time to time.

II.  FIDUCIARY DUTY

         The right to vote a proxy with respect to portfolio securities held by a Company is an asset of such Company. The Adviser acts as a fiduciary of the Company and must vote proxies in a manner consistent with the best interests of the Company and its shareholders. In discharging this fiduciary duty, the Adviser must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote proxies in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

III.  PROCEDURES

         The following are the procedures adopted by each Board for the administration of this policy:

         A. Review of Adviser Proxy Voting Procedures. The Adviser shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any policies and procedures, including any substantive changes to its procedures for addressing conflicts of interest. The Adviser is not required to notify the Board of changes relating to any guidelines for voting specific types of proxies except as part of the annual presentation. The respective Board shall review the policies, procedures and other guidelines presented by the Adviser to determine that they are consistent with these policies and procedures. Upon request, the Adviser shall provide the appropriate Company with a copy of its policies, procedures and other guidelines or a description of such policies, procedures and guidelines for the purpose of filing such document(s) in the Company's N-CSR filings or as otherwise required by the Investment Company Act of 1940 and the rules promulgated thereunder.

         B. Board Reporting. The Adviser shall provide such reports to the Board as the Board may reasonably request from time to time.

         C. Voting Record Reports. The Adviser shall provide the voting record information necessary for the completion and filing of Form N-PX to the respective Company at least annually. Such voting record information shall be in a form acceptable to the Company and shall be provided at such time(s) as are required for the timely filing of Form N-PX and at such additional time(s) as the Company and the Adviser may agree to from time to time.

         D. Record Retention. The Adviser shall maintain such records with respect to the voting of proxies as may be required by the Investment Advisers Act of 1940 and the rules promulgated thereunder or by the Investment company Act of 1940 and the rules promulgated thereunder.

         E. Conflicts of Interest. In the event that the Adviser notifies the officer(s) of a Company that a conflict of interest cannot be resolved under the Adviser's Proxy Voting Procedures, such officer(s) are responsible for notifying the Audit Committee of the Company of the irreconcilable conflict of interest and assisting the Audit Committee with any actions it determines are necessary.

IV.  REVOCATION

         The delegation by a Board of the authority to vote proxies relating to portfolio securities of a Company is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

V.  REVIEW OF POLICY

         The Boards shall review and approve such changes to these policies and procedures as the Boards deem necessary from time to time.



--------
* For convenience, Directors of Hatteras and Term Trust 2004 are collectively referred to in these procedures as the "Boards."

(b)

                     BANC OF AMERICA CAPITAL MANAGEMENT, LLC

                               PROXY VOTING POLICY

Introduction

Many of BACAP's investment management clients have delegated to BACAP the authority and responsibility to vote proxies* for the voting securities held in their accounts. Where BACAP has been granted the authority and accepted the responsibility for voting proxies, it will determine whether and how to do so, in the case of individual proxies, in accordance with this Proxy Voting Policy (the "Policy"). BACAP reserves the right to amend this Policy at any time.

BACAP endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following exceptions (unless otherwise agreed) when BACAP expects to routinely abstain from voting:

1. Proxies may not be voted in cases where BACAP anticipates that it may soon be removing the security from a given client's account.

2. Proxies will usually not be voted in cases where the security has been loaned from the client's account, or where BACAP determines that the costs to the client and/or the administrative inconvenience of voting the security (e.g., foreign securities) outweigh the benefit of doing so.

Ordinarily, BACAP will not notify clients when it abstains from voting in these routine circumstances.

When BACAP votes proxies it will do so in the best interest of its clients (defined, for this purpose, as in the best interest of enhancing or protecting the economic value of client accounts), considered as a group, as BACAP determines in its sole and absolute discretion.

BACAP generally will not accept proxy -voting authority from a client if the client seeks to impose client-specific voting guidelines that may be inconsistent with BACAP's guidelines or with the client's best economic interest in BACAP's view.

Proxy Committee

Proxy voting is overseen by the BACAP Proxy Committee. The Proxy Committee is composed of senior investment, operations and client service professionals. The Committee is responsible for setting general policy as to the voting of proxies and the maintenance and administration of this Policy. Specifically, the
Committee:


--------
* The term "proxy" as used herein also refers to consents, elections and authorizations solicited by any party with respect to securities of any sort.

1. Reviews this Policy and associated Proxy Voting Guidelines annually and approves, from time to time, any amendments which it considers to be advisable and consistent with the Policy's overall mandate of serving the best economic interests of those BACAP advisory clients for which the firm has proxy voting authority.

2. Considers special proxy issues as may arise from time to time, including voting proxies:

     o for which the Proxy Voting Guidelines do not provide clear and definitive guidance; and/or

     o where an exception to the established Guidelines may be in the best interests of BACAP clients.

Proxy Voting Administration

BACAP Operations administers this Policy on a continuous basis through a Proxy Team that reports to BACAP's Managing Director (Operations). The Proxy Team has the following duties:

1. Continuously maintain the Proxy Voting Guidelines and make recommendations, as necessary, to the Proxy Committee regarding their amendment.

2. Monitor the solicitation of proxies for securities in client advised accounts.

3. Routine voting of proxies in accordance with this Policy and BACAP's Proxy Voting Guidelines.

4.   Coordinate the Proxy Committee's review of any new or unusual proxy issues.

5. Oversee the work of any third-party proxy service provider which BACAP may retain and the protocols needed to ensure that the service provider timely and accurately accomplishes all votes and fulfills all other responsibilities as directed by BACAP.

6. Coordinate responses to BACAP investment professionals' questions, if any, regarding proxy issues and this Policy, including forwarding specialized proxy research received from the proxy service provider.

7. Establish and preserve (or ensure that BACAP's proxy service provider does so) all required records as to proxy voting.

8. Ensure that clients that so request are timely furnished copies of this Policy.

9. Establish and maintain the means by which reports of proxy voting on behalf of BACAP-advised accounts are timely and confidentially made available to clients of the firm that request to receive these for their accounts.

Proxy Voting Guidelines

BACAP policy is to vote proxies, subject to the foregoing overall best economic interest standard, in accordance with written Proxy Voting Guidelines ("Guidelines"), as established by the Proxy Committee. A copy of the Guidelines is attached and incorporated within this Policy as "Attachment A". As an aid rather than a substitute for applying the Guidelines, BACAP also regularly considers the analysis and recommendations of an independent proxy service provider.

Conflicts of Interest

With Other Bank of America Businesses

Bank of America Corporation ("BAC", the ultimate corporate parent of BACAP, Bank of America, N.A. and all of their numerous affiliates) owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of BACAP-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with BACAP's duty, in the proxy voting process, to act in the best economic interest of its clients.

Within BACAP

Conflicts of interest may also arise from the business activities of BACAP. For example, BACAP might manage (or be seeking to manage) the assets of a benefit plan for an issuer. BACAP may also be presented with an actual or apparent conflict of interest where proxies of securities issued by BAC or the Nations Funds, for which BACAP serves as investment adviser, are to be voted for a client's account.

Management of Conflicts

BACAP's policy is to always vote proxies in the best interests of its clients, as a whole, without regard to its own self -interest or that of its affiliates. BAC as well as BACAP has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.


     o BAC's enterprise-wide Code of Ethics specifically prohibits the flow of certain business-related information between associates on the commercial and/or investment banking side of the corporation and associates charged with trust or (as in the case of BACAP associates) non-trust fiduciary responsibilities, including investment decision-making and proxy voting.

          o In addition, BAC has adopted "Global Policies and Procedures Regarding Information Walls and Inside Information." Pursuant to these policies and procedures, "information barriers" have been established between various BAC business lines designed to prohibit the passage of certain information across those barriers.

     o Within BACAP, the BACAP Code of Ethics affirmatively requires that associates of the firm act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate's interests and those of BACAP's clients.

     o By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Team and the Proxy Committee undertakes:

          1. To disclose to the Managing Director (Operations) or chairperson of the Proxy Committee, respectively, any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer's or dissident's management or otherwise) in determining whether or how BACAP shall vote proxies; and

          2. To refrain from taking into consideration, in the decision as to whether or how BACAP shall vote proxies:

               o The existence of any current or prospective material business relationship between BACAP, BAC or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand; and/or

               o Any direct, indirect or perceived influence or attempt to influence such action which the member views as being inconsistent with the purpose or provisions of this Policy or the BAC or BACAP Codes of Ethics.

Where a material conflict of interest is determined to have arisen in the proxy voting process which may not be adequately mitigated by voting in accordance with the predetermined Voting Guidelines, BACAP's policy is to invoke one or more of the following conflict management procedures:

1. Convene the Proxy Committee for the purpose of voting the affected proxies in a manner that is free of the conflict.

2. Causing the proxies to be voted in accordance with the recommendations of a qualified, independent third party, which may include BACAP's proxy service provider.

3. In unusual cases, with the client's consent and upon ample notice, forwarding the proxies to BACAP's clients so that they may vote the proxies directly.

Alternative Investment Proxies and Consents

Introduction

BACAP clients may invest in securities ("Alternative Investments") issued by alternative investment vehicles (i.e., hedge funds, private equity funds, and other alternative investment pools) that are structured as private limited partnerships ("LPs"), limited liability companies ("LLC") or offshore corporations. Generally, BACAP's Alternative Investment Group ("AIG") is the platform through which BACAP provides advisory services relating to Alternative Investments.

The voting rights of Alternative Investments generally are rights of contract set forth in the limited liability company or limited partnership agreement, in the case of LLCs and LPs, or Memorandum and Articles of Association or Bylaws, in the case of offshore corporations. Also, as privately placed securities, Alternative Investments generally are not subject to the regulatory scheme applicable to public companies. Consequently, in most cases, proxies are not solicited regarding Alternative Investment vehicles. Instead, consents may be solicited from members, limited partners or shareholders.

Because of the unique characteristics of Alternative Investments, BACAP has a tailored process for voting Alternative Investment proxies and consents.

Process

The AIG Proxy Sub-Committee will vote all Alternative Investment proxies and consents in accordance with this Policy. The AIG Proxy Sub-Committee consists of AIG senior management, investment and operations professionals and its actions are subject to the supervision and oversight of the BACAP Proxy Committee. Conflicts of interest are to be monitored and resolved as set forth above in this Policy.

Availability of Policy and Proxy Voting Records to Clients

BACAP will initially inform clients of this Policy and how a client may learn of BACAP's voting record for the client's securities through summary disclosure in
Part II of BACAP's Form ADV. Upon receipt of a client's request for more information, BACAP will provide to the client a copy of this Policy and/or how BACAP voted proxies for the client pursuant to this Policy for up to a one-year period.

                          BACAP PROXY VOTING GUIDELINES

The following guidelines are to be followed by the BACAP Proxy Team when voting proxies routinely solicited with respect to securities of public companies held in the accounts of BACAP advised clients. These guidelines are to be applied in conjunction with and subject to all provisions of BACAP's Proxy Voting Policy, including the provision of that Policy that all proxies that BACAP votes shall be voted in the best economic interest of its clients.

The guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals that have been approved and recommended for favorable action by the board of directors of publicly held companies other than investment companies. Part II deals with proposals submitted by shareholders for inclusion in the proxy statements of such companies, but which the companies' management and board of directors oppose.
Part III addresses proxies of both sorts regarding investment companies. Part IV deals with proxies and consents related to Alternative Investments.


I.   BOARD-APPROVED PROPOSALS

Proxies will generally be voted FOR board-approved proposals, except as follows:

     A.   MATTERS RELATING TO THE BOARD OF DIRECTORS

Proxies will be voted FOR the election of the company's nominees for director and FOR board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

     o    BACAP will WITHHOLD VOTES for one or more nominees for director if

          o    The board does not have a majority of independent directors;

          o The board does not have an audit committee comprised solely of independent directors; or

          o Issues as to director nominations and executive compensation are decided other than by approval of (i) a majority of all incumbent independent directors, or (ii) board committees comprised of a majority of such directors.

For these purposes, an "independent director" is a director who meets all requirements to serve as an independent director of a company under the then applicable listing standards of the company's principal market center (e.g., NYSE, AMEX, NASDAQ). Proxies will generally be voted on a CASE-BY-CASE BASIS on board-approved proposals where the board fails to meet these basic independence standards.


     o BACAP will vote on a CASE-BY-CASE BASIS in contested elections of directors.

     o BACAP may WITHHOLD VOTES ON A CASE-BY-CASE BASIS for nominees for director that have failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g., failing to implement policies for which a majority of shareholders has previously cast votes in favor), have demonstrated a disregard for the interests of shareholders.

     o BACAP will vote AGAINST proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

     B.   CORPORATE GOVERNANCE

BACAP will vote on a CASE-BY-CASE BASIS on board-approved proposals relating to corporate governance (including director and officer liability and indemnity provisions; proxy contest advance notice and expense reimbursement provisions), except as follows:

     o BACAP will vote FOR proposals to provide or to restore shareholder appraisal rights.

     o    BACAP will usually vote AGAINST proposals:

          o    to eliminate cumulative voting; or
          o    that provide that
               -    directors may be removed only for cause; or
               - replacements to fill board vacancies may be voted on only by continuing directors.

     C.   COMPENSATION

BACAP will vote on a CASE-BY-CASE BASIS on board-approved proposals relating to compensation or benefits issues relating to directors, executives or employees, except as follows:

     o Except where BACAP withholds votes for a majority of the nominees standing for election as directors, BACAP will vote FOR:

          o Compensation or benefit plans and arrangements (including severance arrangements), subject to the exceptions noted below.

          o    Employee stock purchase plans that have the following features:
               1. shares purchased under the plan are acquired for no less than 85% of their market value,
               2.   the offering period under the plan is 27 months or less, and
               3.   dilution is 10% or less.

     o BACAP will vote AGAINST stock option plans that permit replacing or repricing of out-of-the-money options, and AGAINST any proposal to authorize the replacement or repricing of such options.

     o BACAP will vote AGAINST stock option plans that permit issuance of options with an exercise price below the stock's market price at time of issuance.

BACAP may vote AGAINST executive compensation or benefits (including severance) proposals on a CASE-BY-CASE BASIS where compensation is viewed by BACAP as being excessive in comparison with prevailing industry standards. In voting on proposals relating to executive compensation or benefits, BACAP will consider whether the proposal has been approved by an independent compensation committee (or a majority of all independent members) of the board.

     D.   CAPITALIZATION

BACAP will vote on a CASE-BY-CASE BASIS on board-approved proposals involving changes to a company's capitalization, except that where BACAP is not otherwise withholding votes for a majority of the nominees standing for election as directors:

     o BACAP will vote FOR proposals relating to the authorization of additional common stock, providing they are not excessively dilutive (except where such proposals relate to a specific transaction, in which case BACAP will vote on a CASE-BY-CASE BASIS).

     o BACAP will vote FOR proposals to effect stock splits (excluding reverse stock splits.)

     o    BACAP will vote FOR proposals authorizing share repurchase programs.


     E. ACQUISITIONS, MERGERS, REORGANIZATIONS AND OTHER RESTRUCTURING TRANSACTIONS

BACAP will vote on a CASE-BY-CASE BASIS on business transactions such as acquisitions, mergers, reorganizations, spin-offs, buyouts, liquidations and sale of all or substantially all of a company's assets.

     F.   TAKEOVER DEFENSE

BACAP will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions, except as follows:

     o BACAP will vote FOR proposals to opt out of control share acquisition statutes.

     o BACAP will vote on a CASE-BY-CASE BASIS on proposals to ratify or approve specific shareholder rights plans (commonly referred to as "poison pills") or "fair price" provisions.

     o BACAP will vote on a CASE-BY-CASE BASIS on proposals to change place of incorporation to a jurisdiction having anti-takeover laws or whose laws will have an adverse impact on shareholder rights or taxation issues.

     G.   OTHER BUSINESS MATTERS

BACAP will vote FOR board-approved proposals approving routine business matters such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting, except as follows:

     o BACAP will vote on a CASE-BY-CASE BASIS on proposals to amend a company's charter or bylaws.

     o BACAP will vote AGAINST authorization to transact other unidentified, substantive business at the meeting.

     o BACAP will vote on a CASE-BY-CASE BASIS on all other business matters where BACAP is otherwise withholding votes for the entire board of directors.

BACAP will determine, on a CASE-BY-CASE BASIS, whether and how to vote on "bundled" or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.


II.  SHAREHOLDER PROPOSALS

BACAP will generally vote IN ACCORDANCE WITH THE RECOMMENDATION OF THE COMPANY'S BOARD OF DIRECTORS on all shareholder proposals, except as follows:

     o BACAP will vote FOR shareholder proposals to declassify a board absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

     o BACAP will vote FOR shareholder proposals to require shareholder approval or ratification of shareholder rights plans and/or anti-greenmail provisions.

     o BACAP will vote on a CASE-BY-CASE BASIS on proposals requiring shareholder approval or ratification of executive severance arrangements.

     o BACAP will vote FOR shareholder proposals that are consistent with BACAP's voting proxy guidelines for board-approved proposals.

     o BACAP will vote on a CASE-BY-CASE BASIS on other shareholder proposals where BACAP is otherwise withholding votes for a majority of the nominees standing for election as directors.

     o BACAP will generally ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. BACAP may, on a CASE-BY-CASE BASIS, vote:
          o FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders.
          o FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal

III. INVESTMENT COMPANY MATTERS

     A.   BOARD-APPROVED PROPOSALS

Proxies will generally be voted FOR board-approved proposals, except as follows:

     o BACAP will vote on a CASE-BY-CASE BASIS regarding the following matters:

          o    Contested elections of directors.

          o    Approval of investment advisory and/or distribution agreements.

          o    Approval of distribution plans.

          o    Issuance of preferred stock.

          o    Conversion of the company from closed-end to open-end form.

          o    Changes in the "fundamental policies" of the company.

          o    Change in the state or form of organization of the company.

          o Mergers, acquisitions, reorganizations, liquidations or sales of all or substantially all of the assets of the company.


     B.   SHAREHOLDER PROPOSALS

BACAP will generally vote IN ACCORDANCE WITH THE RECOMMENDATION OF THE COMPANY'S BOARD OF DIRECTORS on all shareholder proposals, except as follows:

     o BACAP will vote on a CASE-BY-CASE BASIS regarding the following matters:

          o Proposals to terminate or to submit investment advisory and/or distribution agreements for competitive bidding.

          o    Conversion of the company from closed-end to open-end form.

IV.  BACAP ALTERNATIVE INVESTMENT GROUP ("AIG") MATTERS

The AIG Proxy Sub-Committee generally will vote in accordance with the guidelines set forth in Sections I, II, and III above. With respect to matters that are not addressed by the guidelines, the AIG Proxy Sub-Committee will vote each such matter on a CASE-BY-CASE basis.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

         Not applicable

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

         Not applicable

ITEM 10. CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or
                  15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

         (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.



ITEM 11.  EXHIBITS.

          EX-99.CODE ETH

          EX-99.CERT
               A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are attached hereto.

          EX-99.906CERT
               Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Hatteras Income Securities, Inc.
            ---------------------------------------------------
By:  /s/ Edward D. Bedard
     Edward D. Bedard
     President

Date:  March 10, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Edward D. Bedard
     Edward D. Bedard
     President

Date:  March 10, 2004

By:  /s/ Gerald Murphy
     Gerald Murphy
     Chief Financial Officer

Date:  March 5, 2004

* Print the name and title of each signing officer under his or her signature.